AUGUST 31, 2002

ANNUAL REPORT


INVESCO COUNSELOR SERIES FUNDS, INC.

ADVANTAGE FUND

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

GLOBAL GROWTH FUND


"...WE DECIDED TO USE THE FUND'S FLEXIBLE CHARTER TO TAKE A NUMBER OF SHORT POSITIONS WITHIN THE AILING BIOTECH SECTOR."

SEE PAGE 7





[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

MAINTAINING A PRUDENT APPROACH IN A DIFFICULT MARKET

FELLOW SHAREHOLDER:

Author and productivity consultant Denis Waitley wrote that success in life comes not from holding a good hand, but in playing a poor hand well. The markets have certainly dealt us a miserable hand in the past few years. Given today's volatility, how can investors respond prudently and still enjoy long-term success?

The key, we believe, is to MAINTAIN YOUR LONG-TERM FOCUS. Bear markets come and go, but historically, markets have always eventually rebounded, moving higher than before. There's no reason to think this won't happen again. Consider the powerful influence of TIME when investing. Financial writer Charles D. Ellis wrote that time is Archimedes' lever in investing. History has shown that the more time you have in the markets, the greater the chances of positive returns. And with the power of compounding over time, small investments can grow to substantial sums.

Markets have historically rewarded investors who did not panic and stayed invested. A hasty response can wreak havoc on a carefully thought out investment plan -- turning temporary paper losses into real ones, and causing you to miss the best performance days of an eventual market recovery. History has proven time and time again that investors who are willing to wait out the downturns have been rewarded over the long term.

Moreover, the market's unpredictability underscores the importance of staying diversified by maintaining an asset mix that's suitable for your risk tolerance and time horizon. So if you're feeling extremely optimistic, or if you're feeling extremely pessimistic, we would encourage you to look beyond those emotions, stay invested, and rationally assess which asset classes may help you realize your objectives.

If you would like assistance formulating an appropriate financial strategy, I encourage you to contact your financial advisor, who can advise you and create a financial plan specifically tailored to your individual needs.

Sincerely,

/s/ Mark H. Williamson

Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

"HEALTH CARE SERVICES COMPANIES, SUCH AS HOSPITALS AND HMOS, HAVE GENERALLY BEEN MEETING OR BEATING EARNINGS ESTIMATES ALL YEAR." -- PAGE 11

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN                                                      1
--------------------------------------------------------------------------------
FUND REPORTS                                                                  3
--------------------------------------------------------------------------------
AN INTERVIEW WITH TOM WALD                                                   10
--------------------------------------------------------------------------------
MARKET HEADLINES                                                             12
--------------------------------------------------------------------------------
INVESTMENT HOLDINGS                                                          13
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                         26
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                                35
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                         44
--------------------------------------------------------------------------------
OTHER INFORMATION                                                            53
--------------------------------------------------------------------------------

                                               INVESCO COUNSELOR SERIES FUNDS, INC.
                                                           TOTAL RETURN
                                                      PERIODS ENDED 8/31/02*
                                                                                                                           Manager's
                                                                  Cumulative                           10 years+ or         Report
Fund (Inception)                                                   6 months      1 year     5 years+   Since Inception u     Page #
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A WITH SALES CHARGE (8/00)                (26.82%)      (37.06%)       N/A         (28.49%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A (8/00)                                  (22.51%)      (33.38%)       N/A         (26.46%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B WITH CDSC (8/00)                        (27.44%)      (38.51%)       N/A         (28.90%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS B (8/00)                                  (22.44%)      (33.51%)       N/A         (26.83%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C WITH CDSC (8/00)                        (23.63%)      (34.68%)       N/A         (26.97%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS C (8/00)                                  (22.63%)      (33.68%)       N/A         (26.97%)u+             3
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
CLASS A WITH SALES CHARGE (1/92)                                 (20.32%)      (23.22%)     1.86%           8.60%                5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
CLASS A (1/92)                                                   (15.67%)      (18.74%)     3.02%           9.22%                5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
CLASS B WITH CDSC (5/01)                                         (21.23%)      (24.82%)       N/A         (17.43%)u+             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS B (5/01)           (16.23%)      (19.82%)       N/A         (14.18%)u+             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
CLASS C WITH CDSC (5/01)                                         (17.35%)      (21.00%)       N/A         (15.37%)u+             5
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS C (5/01)           (16.35%)      (20.00%)       N/A         (15.37%)u+             5
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS A WITH SALES CHARGE (11/00)           (23.85%)      (27.07%)       N/A         (42.86%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS A (11/00)                             (19.35%)      (22.81%)       N/A         (40.99%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS B WITH CDSC (11/00)                   (24.75%)      (28.53%)       N/A         (45.00%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS B (11/00)                             (19.75%)      (23.53%)       N/A         (41.50%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS C WITH CDSC (11/00)                   (20.63%)      (24.43%)       N/A         (41.59%)u+             8
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND - CLASS C (11/00)                             (19.63%)      (23.43%)       N/A         (41.59%)u+             8

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S CLASS A, CLASS B AND CLASS C SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

+AVERAGE ANNUALIZED

uFOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

YOUR FUND'S REPORT

ADVANTAGE FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year has presented equity investors with one confidence-shaking development after another. Clearly, the terrorist attacks rocked the nation's confidence to the core. That alone would have been enough to keep equities under pressure. But investors also had to contend with repeated corporate accounting scandals, rising Middle East tensions and the war on terrorism - all against a backdrop of economic weakness.

Combined, these effects discouraged investors, and, throughout the period, money rotated out of investments believed to be more aggressive and into those thought to be more stable. These trends hurt the fund's performance, and the value of the fund's Class A shares lost 33.38% (without sales charge) for the 12-month period ended August 31, 2002, while the Russell 3000 Index declined 17.30%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                                 ADVANTAGE FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/02
--------------------------------------------------------------------------------
Ambac Financial Group..................................................... 3.04%
Wells Fargo & Co.......................................................... 2.95%
Eni SpA Sponsored ADR Representing 5 Ord Shrs............................. 2.88%
AmerisourceBergen Corp.................................................... 2.73%
HCA Inc................................................................... 2.60%
Fifth Third Bancorp....................................................... 2.60%
Gillette Co............................................................... 2.49%
Apache Corp............................................................... 2.47%
First Tennessee National.................................................. 2.34%
Noble Corp................................................................ 2.14%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Since our last report, the fund has had a change in management. The fund is now managed by a team of seasoned investment professionals representing both the growth and value disciplines.

WEATHERED SEPTEMBER'S CHALLENGES WELL

Early in the period, we were growing increasingly concerned that consumer spending might take a turn for the worse. As such, we had positioned the portfolio with a market-neutral to slightly-negative bias. This positioning supported portfolio performance after September 11, as our shorts hit their price targets in the weeks following the terrorist attacks.

During the rest of the fiscal year, we became more comfortable with the market's risk profile, so we adopted a more aggressive stance, increasing our exposure to technology companies and to companies and industries that we believed would receive the biggest return on their fundamentals when the economic expansion gained traction. Our optimism stemmed from our analysis of previous bear markets which revealed that only once in history, during 1939-41, when the world was threatened by Nazi hegemony, had the market endured three consecutive down years.

WE ADOPTED AN AGGRESSIVE POSTURE TOO EARLY

Unfortunately, we did not anticipate the Enron Corp meltdown, the subsequent corporate accounting scandals, and rising geopolitical uncertainty. And, in retrospect, we were overly optimistic about the state of the economy, under-estimating the duration and the depth of the business downturn.

Fortunately, the fund had a few areas that performed well. One example was its exposure to the energy sector, an area that we believed would benefit from improved demand and was positioned to perform well should the conflicts along the West Bank exacerbate, resulting in supply disruptions. But the performance of these few bright spots was not enough to offset the poor showing by the rest of the portfolio.

REFOCUSING ON THE FUND'S ORIGINAL MANDATE

Looking ahead, the new management team has made significant changes to the portfolio's composition since taking over the fund in June. Chief among them has been to bring the fund back into line with its original investment process. Specifically, we want this portfolio to be composed of some of the firm's best investment ideas, whether they're growth or value stocks, or long or short positions. One result of this realignment has been to increasingly overlap the portfolio's holdings with other INVESCO funds. At present, with the exception of the fund's short positions, all of the fund's long holdings are represented in at least one other INVESCO fund.

We will also explore ways to seek out incremental gains through the use of option strategies. However, we will not employ anything too exotic. For example, we have recently implemented a naked put option-writing program, whereby we sell other investors the right to sell us blue chip stocks at prices that we deem attractive.

Turning to our outlook for the market, we are optimistic. Recent declines have brought stocks to valuation levels that we believe are exceptionally attractive. And the Federal Reserve, academics, and even some of the more conservative equity strategists have echoed this opinion. Given that the economy continues to show signs of improvement, and indications that corporate profits have started to feel the effect of this improvement, we believe stocks are poised for memorable fourth quarter

PIE CHART:  ADVANTAGE FUND
            SECTOR DIVERSIFICATION
            AS OF 8/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
                                                  LONG          SHORT
            o Financials......................... 19.65%        (0.00%)
            o Energy............................. 14.01%        (1.98%)
            o Consumer Discretionary............. 13.27%        (1.20%)
            o Health Care........................ 13.04%        (8.16%)
            o Consumer Staples................... 10.53%        (2.01%)
            o Industrials........................  8.90%        (0.00%)
            o Information Technology.............  8.33%        (1.81%)
            o Materials..........................  4.75%        (0.00%)
            o Utilities..........................  1.87%        (0.00%)
              Telecommunication
              Services...........................  0.00%        (0.50%)
              Derivatives-Options................  0.00%        (0.26%)
            o Net Cash &
              Cash Equivalents...................  5.65%

LINE GRAPH: INVESCO ADVANTAGE FUND - CLASS A, B & C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Fund - Class A, the value of a $10,000 investment in INVESCO Advantage Fund - Class B, and the value of a $10,000 investment in INVESCO Advantage Fund - Class C to the value of a $10,000 investment in the Russell 3000 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Fund - Class A, Class B, and Class C, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (8/00) through 8/31/02.

      INVESCO Advantage Fund -   INVESCO Advantage Fund -   INVESCO Advantage Fund -   Russell 3000
      Class A                    Class B                    Class C                    Index(2)
8/00  $10,000                    $10,000                    $10,000                    $10,000
8/01  $ 7,626                    $ 8,004                    $ 7,994                    $ 7,549
8/02  $ 5,081                    $ 5,022                    $ 5,301                    $ 6,243

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL 3000 INDEX CONSISTS OF 3,000 STOCKS, PRIMARILY ISSUED BY U.S. COMPANIES, THAT INCLUDES ISSUES OF ALL SIZES, FROM LARGE TO SMALL CAPITALIZATION COMPANIES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT-TEAM MANAGED

INVESCO ADVANTAGE FUND IS MANAGED BY A GROUP OF SEASONED INVESCO PORTFOLIO MANAGERS WHO SPECIALIZE IN VALUE AND GROWTH STOCK INVESTING. THE IDEAS AND RESEARCH THE TEAM GENERATES ARE SHARED AND COMBINED IN THE MANAGEMENT OF THE FUND.

YOUR FUND'S REPORT

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the 12-month period ended August 31, 2002, the value of Advantage Global Health Sciences Fund-Class A shares declined 18.74% (without sales charge), compared with a 15.35% drop in the S&P 500 Health Care Index. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

BIOTECH AND PHARMACEUTICAL INDUSTRIES SLUMP

Even prior to 9/11, equity markets were in decline - and conditions only worsened following the terrorist attacks. Biotechnology stocks were particularly hard-hit during the week that financial markets reopened, as investors moved assets from higher risk equities into more conservative investments. During this period, we took advantage of low prices, increasing our biotech weighting substantially in preparation for a rebound. This strategy initially proved successful, as the biotech industry bounced back in October and November from its September lows, fueling steady gains for the fund.

--------------------------------------------------------------------------------
                      ADVANTAGE GLOBAL HEALTH SCIENCES FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/02
--------------------------------------------------------------------------------

Pharmaceutical HOLDRs Trust............................................... 5.81%
Forest Laboratories....................................................... 5.22%
Universal Health Services Class B Shrs.................................... 4.94%
Tenet Healthcare.......................................................... 4.92%
HCA Inc................................................................... 4.76%
St Jude Medical........................................................... 4.52%
Johnson & Johnson......................................................... 4.48%
Triad Hospitals........................................................... 4.45%
Teva Pharmaceutical Industries Ltd
 Sponsored ADR Representing Ord Shrs...................................... 4.41%
Biotech HOLDRs Trust...................................................... 4.34%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

However, on December 30, 2001, biotech stocks were dealt a setback when the Food and Drug Administration (FDA) rejected ImClone Systems' new cancer drug, Erbitux. This news reverberated throughout the health care sector, sending numerous stocks lower. Indeed, even though we had sold most of our position in ImClone prior to the Erbitux announcement and ended up making a profit on the stock, biotech declines were widespread due to the scale of the disappointment. Most notably, Bristol-Myers Squibb (no longer a portfolio holding) dragged on the fund's performance, since ImClone had partnered with Bristol-Myers in bringing Erbitux to the market. Indeed, the ImClone disappointment sharply undermined investors' confidence in cooperative efforts between biotech and pharmaceutical companies.

December was also a trying month for the pharmaceutical sub-sector. Three influential companies representing this area - Merck & Co, Bristol-Myers, and Schering Plough (no longer portfolio holdings) - all guided earnings estimates down. This was essentially caused by some key drugs coming off patent, and these companies' inability to fill the ensuing gaps with new products. At the time, we were heavily invested in pharmaceuticals, thinking that companies would be able to handle this transition and turn decelerating earnings in 2001 into better performance in 2002.

Unfortunately, conditions only worsened for drug companies, which continued to miss earnings estimates well into the New Year. Meanwhile, the performance of biotech stocks also failed to improve, with a wave of phase-three drug failures overwhelming the industry. Phase-three tests are the final hurdle before a drug is deemed effective, generally coming after years of development. The recent failures only highlighted just how challenging it can be bringing a new drug to market.

Another area of weakness for the fund was our investment in a handful of private equity holdings. These venture companies were unable to gain access to the public markets for financing and therefore had a negative impact on the fund's performance.

LINE GRAPH: INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
            CLASS A GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class A to the value of a $10,000 investment in the S&P 500 Health Care Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Advantage Global Health Sciences Fund - Class A, inclusion of front-end sales charge, for the ten year period ended 8/31/02.

      INVESCO Advantage Global Health            S&P 500 Health
      Sciences Fund - Class A                    Care Index (4)

8/92  $10,000                                    $10,000
8/93  $ 8,649                                    $ 8,252
8/94  $ 9,461                                    $ 9,751
8/95  $13,441                                    $13,109
8/96  $17,235                                    $17,329
8/97  $19,664                                    $24,236
8/98  $21,910                                    $31,628
8/99  $26,113                                    $38,680
8/00  $39,599                                    $42,568
8/01  $28,080                                    $42,644
8/02  $22,819                                    $36,099


STRATEGY SHIFT BENEFITS PERFORMANCE

In light of the unfavorable conditions for pharmaceutical and biotechnology companies, we significantly altered the fund's positioning in April 2002.
Specifically, we scaled back our pharmaceutical weighting and, in turn, increased the fund's exposure to the health care services sub-sector by investing in a number of hospitals and HMOs. Generally, these firms were consistently meeting or beating earnings expectations -- and, in spite of the compelling science behind some of our earlier pharmaceutical and biotech picks - the environment was such that investors were simply not rewarding companies unless they possessed the ability to grow earnings at a premium to the S&P 500 Index.(4)

Acknowledging this fact, we introduced several new stocks to the portfolio during this time, such as HCA Inc, Triad Hospitals, and our favorite services company, Tenet Healthcare. Tenet, a national hospital chain that we believe is particularly well-managed on the financial side, easily outperformed the broad market during the year, benefiting from rising admission trends fueled by the aging of the baby boomer population, as well as by a political mood favoring continued Medicare reimbursement.

LINE GRAPH: INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND -
            CLASS B & C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class B and the value of a $10,000 investment in INVESCO Advantage Global Health Sciences Fund - Class C to the value of a $10,000 investment in the S&P 500 Health Care Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Advantage Global Health Sciences Fund - Class B and Class C, inclusion of contingent deferred sales charge, respectively, for the period since inception (5/01) through 8/31/02.

      INVESCO Advantage Global Health   Invesco Advantage Global Health   S&P 500 Health Care
      Sciences Fund - Class B           Sciences Fund - Class C           Index(4)
5/01  $10,000                           $10,000                           $10,000
8/01  $10,230                           $10,070                           $ 9,884
8/02  $ 7,802                           $ 8,056                           $ 8,367

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE S&P 500 HEALTH CARE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF THE STOCKS IN THE HEALTH CARE SECTOR. THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING
APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD OMITTED]

THOMAS R. WALD, CFA

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

At the same time, we decided to use the fund's flexible charter to take a number of short positions within the ailing biotech sector. By focusing on companies whose drugs under development were at risk of not making it to the market, we were able to profit in spite of the biotech sector's weakness. This greatly benefited the fund's relative performance during the period from April to July. Recently, however, we have distributed our short positions more evenly among the various sub-sectors, rather than focusing so extensively on biotechnology.

DEMAND FOR HEALTH CARE AS STRONG AS EVER

There is no question that demand for health care services and products remains high. We have long subscribed to the notion that the aging of the baby boomers should drive growth in the health care sector for many years to come.

Yet questions arose over the past year regarding health care companies' ability to meet this rising demand. Gaps in large-cap pharmaceutical firms' product cycles, as well as a dearth of clinical successes in biotechnology, caused investors to redirect their attention to more defensive companies whose earnings remained strong - namely, hospitals and HMOs. With this in mind, we expect to stick with the strategy we formulated in April, emphasizing services names and adding only the highest quality leaders from other areas of the sector. Meanwhile, we will continue to take advantage of the fund's ability to use short positions and leverage in an effort to enhance performance going forward.

PIE CHART:  ADVANTAGE GLOBAL HEALTH
            SCIENCES FUND
            INDUSTRY DIVERSIFICATION
            AS OF 8/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
                                                     LONG          SHORT
            o Pharmaceuticals....................... 36.59%        (4.57%)
            o Health Care Equipment................. 27.23%        (0.00%)
            o Health Care Facilities................ 19.48%        (0.00%)
            o Health Care
              Distributors & Services............... 14.20%        (2.72%)
            o Biotechnology......................... 13.74%        (3.60%)
            o Managed Health Care...................  3.08%        (4.41%)
            o Health Care Supplies..................  3.02%        (0.00%)
              Multi-Line Insurance..................  0.00%        (1.08%)
              Net Cash &
              Cash Equivalents......................(17.34%)

"WE HAVE LONG SUBSCRIBED TO THE NOTION THAT THE AGING OF THE BABY BOOMERS SHOULD DRIVE GROWTH IN THE HEALTH CARE SECTOR FOR MANY YEARS TO COME."

YOUR FUND'S REPORT

GLOBAL GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Stock markets around the world endured a difficult year, as they followed the lead of the U.S. market. The difficulties of the domestic economy were especially mirrored in Europe, pressuring local shares. Meanwhile, Japanese stocks offered mixed results, particularly for companies whose revenues are derived from exported goods. But Japan's broad market averages finished in the red nevertheless, though to a lesser extent than those in the U.S. and Europe.

For the 12-month period ended August 31, 2002, the value of Global Growth Fund-Class A shares declined 22.81% (without sales charge). Over the same period, the fund's benchmark, the MSCI-World Index, declined 16.87%. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

U.S. TECHNOLOGY STOCKS SIGNIFICANTLY UNDERPERFORMED

The fund's poor showing relative to its benchmark can be attributed to its growth bias and our optimism about the timing of the economic recovery - two factors that encouraged us to emphasize U.S. technology stocks for much of the year. In the past, technology stocks have been among the best performers during periods of economic improvement. Recognition of this trend, along with our belief that the U.S. economy was farther along in its recovery than the rest of the world, prompted us to emphasize such companies as Intel Corp and EMC Corp.

This strategy hindered performance, however. First and foremost, unlike previous economic downturns, most of which were consumer-led, this recession resulted from depressed corporate capital spending. Although the economy has gradually improved over the past year, corporate spending on technology products and services has yet to pick up. Compounding these fundamental problems was the market's remarkably poor tone throughout the period. On the heels of the terrorist attacks, the war in Afghanistan, the Enron Corp meltdown, rising tensions in the Middle East and Southern Asia, and repeated incidence of corporate malfeasance, investors were generally hesitant to expose themselves to too much risk, instead choosing to emphasize investments believed to be more defensive. These developments combined to keep the fund's exposure to U.S. technology companies -- the portfolio's largest weighting for much of the period -- under intense selling pressure.

But the fund experienced weakness outside technology as well, including poor showings from its telecommunications and financial services holdings, the latter group sliding in response to persistently soft equity markets and negative headlines relating to increased scrutiny from regulators.

--------------------------------------------------------------------------------
                               GLOBAL GROWTH FUND
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 8/31/02
--------------------------------------------------------------------------------
General Electric.......................................................... 4.73%
General Motors Class H Shrs............................................... 4.04%
Unilever PLC Sponsored ADR
 Representing 4 Ord Shrs ................................................. 3.50%
Intel Corp................................................................ 3.34%
Microsoft Corp............................................................ 3.21%
Merrill Lynch & Co........................................................ 3.16%
Bank of America........................................................... 3.06%
Dell Computer............................................................. 3.02%
Teva Pharmaceutical Industries Ltd
 Sponsored ADR Representing Ord Shrs...................................... 2.89%
Matsushita Electric Industrial Ltd
 Sponsored ADR Representing Ord Shrs...................................... 2.67%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

MORE DEFENSIVE INVESTMENTS RESISTED MARKET DOWNTURN

One holding that resisted the market's weakness was Coca-Cola Co, which, given its dominant market position and relatively consistent sales base, benefited from investors' growing preference for more defensive investments. Dutch consumer products giant Unilever PLC also gained from this rotation.

The fund also had several holdings that made positive relative contributions -- that is, although they declined, their losses were less than those of the broader market. For example, the fund's exposure to Japanese exporters, notably Sony Corp and Matsushita Electric Industrial Ltd, which manufactures consumer electronics under the Panasonic brand name among others, resisted the decline. Investors bid these companies higher in anticipation of a global economic recovery. While the outlook for the Japanese economy remains muddled, these companies' fundamentals are tied to the health of consumer spending in Europe and the U.S. As investors became optimistic that the economies in the rest of the world were improving, they rotated into shares of Japanese exporters.

SEEKING TO NORMALIZE RETURNS

Going forward, we continue to believe the U.S. economy will recover this year, and that the second half will be characterized by improving corporate profits buffered by favorable comparisons. Our confidence has not wavered in the leadership role that we anticipate the U.S. will play in the renewed global expansion.

That said, market tone has been remarkably negative, and we would be remiss if we were not sensitive to prevailing market conditions. As such, we continue to broaden the portfolio's diversification in an effort to normalize returns and temper volatility. We have brought the fund's sector exposure back in line with its corresponding weighting in the benchmark. To the extent that we have found attractive opportunities in various markets around the world, we have employed the same approach with our geographic exposure, making the fund's country weightings similar to those of the index. Our hope is that, by positioning the portfolio more conservatively, our shareholders will have access to some of the world's most compelling growth franchises without being exposed to unnecessary company, sector or geographic risks.

LINE GRAPH:  INVESCO GLOBAL GROWTH FUND - CLASS A, B & C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Global Growth Fund - Class A, the value of a $10,000 investment in INVESCO Global Growth Fund - Class B, and the value of a $10,000 investment in INVESCO Global Growth Fund - Class C to the value of a $10,000 investment in the MSCI-World Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Global Growth Fund - Class A, Class B, and Class C, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (11/00) through 8/31/02.

       INVESCO Global Growth   INVESCO Global Growth   INVESCO Global Growth   MSCI-World Index(6)
       Fund - Class A          Fund - Class B          Fund - Class C
11/01  $10,000                 $10,000                 $10,000                 $10,000
8/01   $ 4,849                 $ 5,100                 $ 5,080                 $ 8,561
8/02   $ 3,743                 $ 3,500                 $ 3,890                 $ 7,117

PIE CHART:  GLOBAL GROWTH FUND
            SECTOR DIVERSIFICATION
            AS OF 8/31/02

            [PIE CHART]

            % OF TOTAL NET ASSETS
            o Consumer Discretionary.................................... 22.09%
            o Financials................................................ 19.77%
            o Information Technology.................................... 18.80%
            o Consumer Staples.......................................... 10.27%
            o Health Care...............................................  8.85%
            o Industrials...............................................  7.41%
            o Telecommunication Services................................  5.15%
            o Energy....................................................  4.30%
            o Materials.................................................  2.41%
            o Utilities.................................................  1.23%
              Net Cash & Cash Equivalents............................... (0.28%)

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE MSCI-WORLD INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE. THE INDEX MEASURES MARKET PERFORMANCE IN 23 COUNTRIES, INCLUDING THE U.S. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND, INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN SECURITIES REGULATION AND ACCOUNTING PRACTICES.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT-TEAM MANAGED

INVESCO GLOBAL GROWTH FUND IS MANAGED BY A GROUP OF SEASONED INVESCO PORTFOLIO MANAGERS. THE IDEAS AND RESEARCH THE TEAM GENERATES ARE SHARED AND COMBINED IN THE MANAGEMENT OF THE FUND.

QUESTIONS & ANSWERS

AN INTERVIEW WITH PORTFOLIO MANAGER TOM WALD

[PHOTOGRAPGH OF TOM WALD OMITTED]

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP AND MANAGES INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND

A YEAR OF NEW CHALLENGES FOR HEALTH CARE INVESTORS

THE HEALTH CARE SECTOR IS GENERALLY LESS SUSCEPTIBLE TO MACROECONOMIC FORCES THAN MANY OTHER AREAS OF THE MARKET -- AND YET IT STILL STRUGGLED OVER THE PAST YEAR. WHY?

TOM WALD: It's true that demand for health care products and services is most driven by demographics and other trends specific to the sector rather than broad issues, such as the accounting scandals or concern over violence in the Middle East. But health care stocks endured a number of setbacks this past year.

One of the biggest challenges was the Food and Drug Administration's (FDA) rejection of ImClone's cancer drug, Erbitux, in December 2001. This denial cast some light on just how difficult it is for biotechnology companies to obtain FDA approvals. In fact, following this setback we saw a series of clinical failures and rejections across the entire sector that continued throughout the reporting period.

We also saw a number of pharmaceutical companies falter, many of which were simply unable to stem the impact of patent expirations with new products. Many analysts had thought that 2001 was just a bad market for pharmaceuticals, and matters were expected to improve in 2002. But by the end of the first quarter of 2002, it became apparent that we were dealing with a much longer-term phenomenon than originally anticipated.

WHY HAS THE FDA BEEN SO TOUGH ON NEW DRUGS UP FOR APPROVAL LATELY?

TOM WALD: The FDA is very bureaucratic and compartmentalized, and the agency is like an enormous barge that moves in one direction and is not easily turned around.

The FDA always errs on the side of caution, particularly with drugs that treat non-life-threatening illnesses, such as asthma, psoriasis, and allergies. Medications for these kinds of problems are now regularly being sent back for additional safety testing.

Another big event for the health care sector was news in July of a merger between Pfizer Inc and Pharmacia Corp. What's your opinion of this union, and do you think it could trigger additional mergers?

TOM WALD: I own both Pfizer and Pharmacia in Advantage Global Health Sciences Fund, and like the idea of the merger. It seems to be a decent fit from a therapeutic standpoint, and the two companies already partner on one big drug -- arthritis pain reliever Celebrex. The bottom line is, the merger will create the largest research and development budget in the pharmaceutical industry.

"...AS LONG AS SERVICES COMPANIES CONTINUE TO GROW THEIR EARNINGS, THEY'LL REMAIN COMPELLING INVESTMENTS - ESPECIALLY FOR INVESTORS SEEKING SOME REFUGE FROM THE VOLATILITY THAT HAS DOMINATED OTHER AREAS OF HEALTH CARE THIS PAST YEAR."

As for more mergers, there's a possibility we'll see some, but I'm not sure they'll be done to strengthen companies so much as to avoid weakness. In other words, some firms that have been struggling could merge simply because they want to take cost-cutting measures and grow earnings that way while they buy time to create new products. In my opinion, the real heyday of mergers is over, and there are only so many more that can happen. We're already down to just a handful of large-cap pharmaceutical companies.

IN YOUR OPINION, WHICH AREAS OF HEALTH CARE APPEAR THE STRONGEST AT THIS
JUNCTURE?

TOM WALD: Health care services companies, such as hospitals and HMOs, have generally been meeting or beating earnings estimates all year. Many of these firms appear to be in a good position from a competitive standpoint, with HMO pricing remaining strong and hospitals benefiting from longer-term demographic trends, suggesting that admissions should stay high.

We also saw favorable reimbursement legislation come out of Washington this past year, which reassured many health care services investors who had wondered following 9/11 whether the federal government might take money out of the Medicare reimbursement program -- which generates a significant proportion of hospitals' revenue flow -- to help increase national security. A few months later, it became clear that Congress would not go this route, since the growing population of politically influential senior citizens would make for a major roadblock in any attempts to cut Medicare reimbursement.

Of course, there are isolated success stories all across the sector, but overall I think that, as long as services companies continue to grow their earnings, they'll remain compelling investments -- especially for investors seeking some refuge from the volatility that has dominated other areas of health care this past year.

INVESTORS SHOULD REALIZE THAT THE USE OF LEVERAGE COULD CAUSE THE NET ASSET VALUE OF THE FUND'S SHARES TO DECREASE FASTER THAN IF THE FUND HAD NOT USED LEVERAGE.

THE FUND MAY BE REQUIRED TO PAY A PREMIUM TO BORROW SECURITIES, AND JUST AS THERE IS NO GUARANTEE A STOCK PURCHASED WILL RISE, THERE IS NO GUARANTEE A STOCK "SHORTED" WILL FALL.

THE PRINCIPAL RISK OF INVESTING IN DERIVATIVES, SUCH AS OPTIONS, IS THAT THE FLUCTUATIONS IN THEIR VALUES MAY NOT CORRELATE PERFECTLY WITH THE OVERALL SECURITIES MARKETS AND MAY BE MORE SENSITIVE TO INTEREST RATE CHANGES AND MARKET PRICE FLUCTUATIONS THAN OTHERS. FURTHER, THE USE OF OPTIONS MAY INCREASE MARKET RISK FOR THE FUND.

SECTOR FUNDS MAY EXPERIENCE GREATER SHORT-TERM PRICE VOLATILITY THAN MORE DIVERSIFIED EQUITY FUNDS, AND ARE MOST SUITABLE FOR THE AGGRESSIVE PORTION OF AN INVESTMENT PORTFOLIO.

MARKET HEADLINES

MARKET OVERVIEW

SEPTEMBER 2001 THROUGH AUGUST 2002

The 12-month period ended August 31, 2002, began with the horrific events of 9/11. Many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third calendar quarter concluded as the worst three-month period for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Some stocks in more defensive areas, such as consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut (the first of the period was implemented as soon as markets reopened following the attacks) offset the concern accompanying a rash of anthrax scares. Confidence in our financial system and government seemingly grew by the day, and stocks -- particularly growth and technology stocks -- rallied throughout the fourth quarter. Also encouraging were positive statements from a number of companies suggesting they had started to see business activity pick up.

After cutting rates again in November, the Fed implemented its final rate cut of the cycle in December, bringing the federal funds rate to a low of 1.75%. But there was also negative news. Energy trading giant Enron Corp came under intense scrutiny, as questionable accounting practices undermined its business and investor support. The aftermath of the Enron scandal rippled through the market in January, which fell prey to growing concerns over accounting methods in general. Although stocks initially rebounded from the seed of doubt planted by the Enron meltdown, the recovery was short-lived, as spring saw that seed germinate.

Indeed, following the Enron crisis, the first half of 2002 was peppered with repeated reports of corporate accounting scandals. The period saw such corporate giants as WorldCom Inc and Qwest Communications International come under fire for questionable accounting that, in some instances, crossed the line into fraud. Combined, these announcements led to a crisis in confidence on the part of investors.

Meanwhile, the stream of positive economic data continued, but investors instead chose to focus on the preponderance of negative news. Fundamentally, corporate profits had yet to benefit from the improving business climate. Also capturing investors' attention were rising geopolitical tensions, including frequent suicide bombings along the West Bank, and hostile posturing between nuclear rivals India and Pakistan. By summer, the Bush administration appeared to be seeking support for an attack on Iraq, which only added to the market's anxieties.

During July, investors appeared to respond by opting out of stocks altogether. At times, the selling was so widespread and indiscriminate that some observers wondered if the bear market had finally found its bottom. Indeed, during that month and well into August, stocks enjoyed a sharp (albeit choppy) rally, prompting speculation that the worst was finally behind us.

There were reasons for optimism. For one thing, the second calendar quarter's corporate earnings reports generally exceeded depressed expectations. And government regulators appeared to be taking steps to restore the public's confidence in corporate accounting, notably mandating that the top executives of America's largest companies certify under oath that their financial statements legitimately reflected their businesses' health. Corporate America also took steps to win back the public's trust, when several high-profile companies announced they would treat option compensation as an expense.

However, by the end of August, the rally had stalled in response to an influx of tepid economic data. Specifically, investors found little comfort in the relatively weak consumer confidence data; while the manufacturing and non-manufacturing sectors continued to grow, they did so at a slower pace than we saw earlier in the year. In addition, anxiety over the approaching anniversary of 9/11 and increased press coverage of the U.S.'s intentions toward Iraq further dampened the mood. Following such a volatile summer, investors will be closely monitoring third-quarter earnings and the latest economic data to determine whether we are drawing any closer to the long-awaited recovery.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
August 31, 2002

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
ADVANTAGE FUND
94.35    COMMON STOCKS
4.09     AEROSPACE & DEFENSE
         General Dynamics                                           5,000    $     393,200
         Lockheed Martin                                            3,100          196,292
         Rockwell Collins                                           4,600           97,750
         United Technologies(a)                                     1,600           95,024
===========================================================================================
                                                                                   782,266
0.51     ALUMINUM
         Alcoa Inc                                                  3,900           97,851
===========================================================================================
0.65     APPAREL RETAIL
         TJX Cos                                                    6,300          124,614
===========================================================================================
0.56     APPLICATION SOFTWARE
         Intuit Inc(b)                                              2,400          107,112
===========================================================================================
9.17     BANKS
         Bank of America                                            3,500          245,280
         Fifth Third Bancorp                                        7,400          497,132
         First Tennessee National                                  11,700          448,110
         Wells Fargo & Co(a)                                       10,800          563,652
===========================================================================================
                                                                                 1,754,174
0.70     CASINOS & GAMING
         Harrah's Entertainment(b)                                  2,800          133,112
===========================================================================================
1.04     COMPUTER HARDWARE
         Dell Computer(a)(b)                                        7,500          199,650
===========================================================================================
1.11     CONSUMER ELECTRONICS
         Sony Corp American Shrs Representing
           Ord Shrs                                                 4,900          213,199
===========================================================================================
1.29     CONSUMER FINANCE
         SLM Corp                                                   2,700          247,455
===========================================================================================
1.20     DATA PROCESSING SERVICES
         First Data(c)                                              6,600          229,350
===========================================================================================
0.66     DEPARTMENT STORES
         Kohl's Corp(b)                                             1,800          125,496
===========================================================================================
1.70     DIVERSIFIED CHEMICALS
         Olin Corp                                                 17,100          324,900
===========================================================================================
0.49     DIVERSIFIED COMMERCIAL SERVICES
         H&R Block                                                  1,900           92,910
===========================================================================================
6.86     DIVERSIFIED FINANCIAL SERVICES
         Ambac Financial Group(c)                                  10,100          580,851
         American Express(c)                                        6,700          241,602
         BlackRock Inc Class A Shrs(b)(c)                           5,600          247,800
         Moody's Corp                                               5,000          241,600
===========================================================================================
                                                                                 1,311,853

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
1.80     DRUG RETAIL
         Walgreen Co(a)                                             9,900    $     344,025
===========================================================================================
1.87     ELECTRIC UTILITIES
         Dominion Resources                                         5,700          357,447
===========================================================================================
0.51     FOOD RETAIL
         Dean Foods(b)                                              2,600           98,410
===========================================================================================
1.79     GENERAL MERCHANDISE STORES
         Wal-Mart Stores(c)                                         6,400          342,272
===========================================================================================
1.25     HEALTH CARE DISTRIBUTORS & SERVICES
         Patterson Dental(b)                                        5,000          238,500
===========================================================================================
1.23     HEALTH CARE EQUIPMENT
         Varian Medical Systems(b)                                  3,300          140,349
         Zimmer Holdings(b)                                         2,600           95,940
===========================================================================================
                                                                                   236,289
3.90     HEALTH CARE FACILITIES
         HCA Inc                                                   10,700          498,085
         Tenet Healthcare(a)(b)                                     5,250          247,643
===========================================================================================
                                                                                   745,728
0.59     HOME IMPROVEMENT RETAIL
         Home Depot(a)                                              3,400          111,962
===========================================================================================
1.90     HOUSEHOLD PRODUCTS
         Procter & Gamble                                           4,100          363,465
===========================================================================================
0.63     HOUSEWARES & SPECIALTIES
         Newell Rubbermaid                                          3,500          121,100
===========================================================================================
1.24     INDUSTRIAL CONGLOMERATES
         3M Co                                                      1,900          237,405
===========================================================================================
1.89     INDUSTRIAL MACHINERY
         Eaton Corp                                                 5,100          360,774
===========================================================================================
4.03     INTEGRATED OIL & GAS
         BP PLC Sponsored ADR Representing
           6 Ord Shrs                                               4,700          219,960
         Eni SpA Sponsored ADR Representing
           5 Ord Shrs(c)                                            7,300          550,420
===========================================================================================
                                                                                   770,380
0.62     INTERNET RETAIL
         eBay Inc(a)(b)                                             2,100          118,692
===========================================================================================
1.84     INVESTMENT ADVISER/BROKER DEALER SERVICES
         Federated Investors Class B Shrs                           3,300           96,360
         Legg Mason                                                 5,300          255,831
===========================================================================================
                                                                                   352,191
0.53     IT CONSULTING & SERVICES
         BISYS Group(b)(c)                                          4,000          101,920
===========================================================================================
1.80     LEISURE PRODUCTS
         Electronic Arts(b)                                         1,800          113,868

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
         Mattel Inc                                                11,900    $     231,217
===========================================================================================
                                                                                   345,085
0.49     LIFE & HEALTH INSURANCE
         John Hancock Financial Services                            3,100           94,085
===========================================================================================
2.60     MANAGED HEALTH CARE
         Mid Atlantic Medical Services(b)                           3,900          140,829
         UnitedHealth Group(a)                                      2,700          238,545
         WellPoint Health Networks(b)                               1,600          118,992
===========================================================================================
                                                                                   498,366
1.51     METAL & GLASS CONTAINERS
         Ball Corp(c)                                               5,800          288,898
===========================================================================================
0.62     MOTORCYCLE MANUFACTURERS
         Harley-Davidson Inc                                        2,400          118,152
===========================================================================================
1.23     MOVIES & ENTERTAINMENT
         Viacom Inc Class B Shrs(a)(b)                              5,800          236,060
===========================================================================================
1.03     NETWORKING EQUIPMENT
         Cisco Systems(b)                                          14,300          197,626
===========================================================================================
4.15     OIL & GAS DRILLING
         GlobalSantaFe Corp                                        17,500          385,000
         Noble Corp(b)                                             13,200          410,124
===========================================================================================
                                                                                   795,124
5.83     OIL & GAS EXPLORATION & PRODUCTION
         Apache Corp(c)                                             8,600          473,516
         Devon Energy(c)                                            5,100          239,700
         EnCana Corp                                               13,700          402,780
===========================================================================================
                                                                                 1,115,996
1.07     PACKAGED FOODS
         Hershey Foods(a)                                           2,700          204,525
===========================================================================================
0.51     PAPER PRODUCTS
         Bowater Inc                                                2,400           98,112
===========================================================================================
2.49     PERSONAL PRODUCTS
         Gillette Co                                               15,100          476,103
===========================================================================================
4.06     PHARMACEUTICALS
         AmerisourceBergen Corp(c)                                  7,200          522,072
         Johnson & Johnson                                          4,700          255,257
===========================================================================================
                                                                                   777,329
0.67     PUBLISHING & PRINTING
         Gannett Co                                                 1,700          129,132
===========================================================================================
2.20     RESTAURANTS
         Red Robin Gourmet Burgers(b)                              16,600          211,650
         Starbucks Corp(b)                                         10,400          209,040
===========================================================================================
                                                                                   420,690
0.64     SEMICONDUCTOR EQUIPMENT
         Applied Materials(b)                                       9,200          122,912
===========================================================================================

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
2.00     SEMICONDUCTORS
         Intel Corp                                                14,900    $     248,383
         Texas Instruments                                          6,800          133,960
===========================================================================================
                                                                                   382,343
2.76     SOFT DRINKS
         Coca-Cola Co(a)                                            6,400          326,400
         PepsiCo Inc                                                5,100          201,705
===========================================================================================
                                                                                   528,105
0.52     STEEL
         Nucor Corp                                                 2,000          100,080
===========================================================================================
2.52     SYSTEMS SOFTWARE
         Microsoft Corp(b)                                          7,800          382,824
         Symantec Corp(b)                                           3,500          100,100
===========================================================================================
                                                                                   482,924
94.35    TOTAL INVESTMENTS AT VALUE
           (COST $18,596,848)                                                   18,056,149
===========================================================================================
5.65     OTHER ASSETS LESS LIABILITIES                                           1,081,016
===========================================================================================
100.00   NET ASSETS AT VALUE                                                 $  19,137,165
===========================================================================================

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
100.25   COMMON STOCKS & WARRANTS
11.39    BIOTECHNOLOGY
         Amgen Inc(b)(c)                                          233,800    $  10,528,014
         Biotech HOLDRs Trust(d)(f)                               145,000       11,984,250
         Charles River Laboratories International(b)               32,000        1,265,600
         Exelixis Inc(b)                                            7,126           35,202
         GenoPlex Inc(b)(e)(g)                                  3,663,120          137,142
         Gilead Sciences(b)(c)                                    232,960        7,473,357
         Neurogenetics Inc(b)(g)                                   67,828           67,828
         Orchid Biosciences Warrants (Exp 2004)(b)                179,910                0
===========================================================================================
                                                                                31,491,393
6.80     HEALTH CARE DISTRIBUTORS & SERVICES
         McKesson Corp                                            193,900        6,503,406
         Triad Hospitals(b)                                       337,100       12,307,521
===========================================================================================
                                                                                18,810,927
19.89    HEALTH CARE EQUIPMENT
         AeroGen Inc(b)                                            94,896           80,662
         Baxter International(c)                                  214,000        7,766,060
         Guidant Corp(b)(c)                                       268,600        9,884,480
         Instrumentation Metrics
           Warrants
              (Exp 8/2006)(b)(e)(g)                                 8,264                2
              (Exp 9/2006)(b)(e)(g)                                 3,305                1
              (Exp 10/2006)(b)(e)(g)                                3,305                1
         Medtronic Inc                                            235,000        9,677,300
         St Jude Medical(b)                                       335,960       12,501,072
         Varian Medical Systems(b)                                249,540       10,612,936

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
         Zimmer Holdings(b)                                       120,920    $   4,461,948
===========================================================================================
                                                                                54,984,462
19.48    HEALTH CARE FACILITIES
         Community Health Systems(b)                              118,100        2,822,590
         HCA Inc(c)                                               282,900       13,168,995
         Health Management Associates Class A
           Shrs(b)(c)                                             549,300       10,574,025
         Tenet Healthcare(b)                                      288,600       13,613,262
         Universal Health Services Class B Shrs(b)                298,900       13,665,708
===========================================================================================
                                                                                53,844,580
3.02     HEALTH CARE SUPPLIES
         Alcon Inc(b)(c)                                          225,500        8,336,735
===========================================================================================
3.08     MANAGED HEALTH CARE
         Anthem Inc(b)                                             58,834        3,713,014
         Coventry Health Care(b)                                   56,000        1,748,320
         UnitedHealth Group                                        34,500        3,048,075
===========================================================================================
                                                                                 8,509,409
36.59    PHARMACEUTICALS
         Altana AG                                                125,000        6,129,375
         AmerisourceBergen Corp(c)                                131,695        9,549,204
         Forest Laboratories(b)(c)                                197,718       14,433,414
         Johnson & Johnson                                        228,160       12,391,370
         Pfizer Inc                                               334,720       11,072,538
         Pharmaceutical HOLDRs Trust(d)                           215,000       16,062,650
         Pharmacia Corp                                           223,320        9,759,084
         Recordati SpA                                            259,720        6,062,036
         Schering AG ADR Representing Ord Shrs                     63,470        3,490,850
         Teva Pharmaceutical Industries Ltd Sponsored
           ADR Representing Ord Shrs                              183,920       12,193,896
===========================================================================================
                                                                               101,144,417
         TOTAL COMMON STOCKS & WARRANTS
           (COST $269,347,083)                                                 277,121,923
===========================================================================================
16.95    PREFERRED STOCKS & WARRANTS
2.34     BIOTECHNOLOGY
         Cellomics Inc, Pfd, Series C Shrs(b)(g)                  383,982        2,413,057
         Ingenex Inc, Conv Pfd, Series B Shrs(b)(g)               103,055           62,863
         Structural Bioinformatics, Conv Pfd,
           Series D Shrs(b)(g)                                    650,407        4,000,003
===========================================================================================
                                                                                 6,475,923
7.40     HEALTH CARE DISTRIBUTORS & SERVICES
         Dexcom Inc, Pfd
           Series B Shrs(b)(g)                                    694,444        1,597,222
           Series C Shrs(b)(g)                                    434,782        1,000,000
         Locus Discovery, Pfd
           Series C Shrs(b)(e)(g)                               2,000,000        8,000,000
           Series D Shrs(b)(e)(g)                                 588,235        2,352,940
         NeoThermia Corp, Pfd, Series C Shrs(b)(e)(g)           2,439,026        2,000,001
         Physiome Sciences, Conv Pfd, Series B
           Shrs(b)(e)(g)                                          909,090        1,499,998
         Syrrx Inc, Pfd, Series C Shrs(b)(g)                      615,385        4,000,003
===========================================================================================
                                                                                20,450,164

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
7.21     HEALTH CARE EQUIPMENT
         Adeza Biomedical, Pfd
           Series 2 Shrs(b)(e)(g)                                 416,666    $   1,929,164
           Series 5 Shrs(b)(e)(g)                                  97,192          449,999
         Afx Inc, Pfd, Series F Shrs(b)(e)(g)                   1,500,000          705,000
         Athersys Inc, Conv Pfd, Class F Shrs(b)(g)               416,667        5,416,667
         Instrumentation Metrics
           Pfd, Series C Shrs(b)(e)(g)                            586,748          488,368
           Pfd, Series D Shrs(b)(e)(g)                            369,967          923,808
           Warrants (Warrants to purchase Pfd
              Series D Shrs) (Exp 2003)(b)(e)(g)                   89,205                1
         Masimo Corp, Pfd
           Series F Shrs(b)(g)                                     15,909          174,999
           Series C Shrs(b)(g)                                    125,000        1,000,000
         Optimize Inc
           Pfd, Series C Shrs(b)(e)(g)                          2,631,579        7,000,000
           Warrants to purchase Pfd Shrs(b)(e)(g)                       3                3
         Scimagix Inc, Pfd, Series C Shrs(b)(g)                   641,635        1,350,000
         UltraGuide Inc, Pfd
           Series E Shrs(b)(g)                                    445,050          431,698
           Series F Shrs(b)(g)                                     50,000           48,500
===========================================================================================
                                                                                19,918,207
         TOTAL PREFERRED STOCKS & WARRANTS
           (COST $55,286,700)                                                   46,844,294
===========================================================================================
0.14     SHORT-TERM INVESTMENTS -- CORPORATE BONDS
0.14     HEALTH CARE EQUIPMENT
         Optimize Inc, Conv Bridge Notes, 8.000%
           12/3/2002(e)(g)                                 $      232,929          232,929
           2/5/2003(e)(g)                                  $      144,308          144,308
===========================================================================================
         TOTAL SHORT-TERM INVESTMENTS
           (COST $377,237)                                                         377,237
===========================================================================================
117.34   TOTAL INVESTMENTS AT VALUE
           (COST $325,011,020)                                                 324,343,454
===========================================================================================
(17.34)  OTHER ASSETS LESS LIABILITIES                                         (47,924,346)
===========================================================================================
100.00   NET ASSETS AT VALUE                                                 $ 276,419,108
===========================================================================================

GLOBAL GROWTH FUND
98.31    COMMON STOCKS
1.58     ADVERTISING
         Omnicom Group                                                300    $      18,150
===========================================================================================
1.04     AEROSPACE & DEFENSE
         United Technologies                                          200           11,878
===========================================================================================
2.41     ALUMINUM
         Alcoa Inc                                                  1,100           27,599
===========================================================================================
0.88     APPLICATION SOFTWARE
         Check Point Software Technologies
           Ltd(b)                                    IS               300            5,025
         Siebel Systems(b)                                            600            5,082
===========================================================================================
                                                                                    10,107

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
4.68     BANKS
         Banco Bilbao Vizcaya Argentaria SA
           Sponsored ADR Representing Ord Shrs       SP             1,900    $      18,582
         Bank of America                                              500           35,040
===========================================================================================
                                                                                    53,622
4.19     BREWERS
         BBAG Oesterreichische Brau
           Beteiligungs AG                           AU                50            2,584
         Foster's Group Ltd                          AS             9,200           25,088
         Heineken NV(b)                              NL               500           20,330
===========================================================================================
                                                                                    48,002
2.35     BROADCASTING -- RADIO/TV
         Clear Channel Communications(b)                              300           10,254
         Fox Kids Europe NV(b)                       NL             1,700            7,419
         Univision Communications Class A Shrs(b)                     400            9,320
===========================================================================================
                                                                                    26,993
0.31     CABLE & SATELLITE OPERATORS
         EchoStar Communications Class A Shrs(b)                      200            3,560
===========================================================================================
3.02     COMPUTER HARDWARE
         Dell Computer(b)                                           1,300           34,606
===========================================================================================
0.71     COMPUTER STORAGE & PERIPHERALS
         EMC Corp(b)                                                1,200            8,112
===========================================================================================
4.95     CONSUMER ELECTRONICS
         Matsushita Electric Industrial Ltd
           Sponsored ADR Representing Ord Shrs       JA             2,500           30,625
         Sony Corp Sponsored ADR Representing
           Ord Shrs                                  JA               600           26,106
===========================================================================================
                                                                                    56,731
0.34     CRUISE LINES
         Steiner Leisure Ltd(b)                                       300            3,852
===========================================================================================
1.02     DIVERSIFIED FINANCIAL SERVICES
         Pargesa Holding AG Class B Shrs             SZ                 7           11,754
===========================================================================================
1.22     ELECTRIC UTILITIES
         Enersis SA Sponsored ADR Representing
           50 Ord Shrs(b)                            CI             2,400           14,040
===========================================================================================
2.40     ELECTRONIC EQUIPMENT & INSTRUMENTS
         Samsung Electronics Ltd                     KS               100           27,539
===========================================================================================
3.50     FOOD DISTRIBUTORS
         Unilever PLC Sponsored ADR Representing
           4 Ord Shrs                                UK             1,100           40,106
===========================================================================================
0.16     FOOTWEAR
         Foot Locker(b)                                               200            1,900
===========================================================================================
1.29     HEALTH CARE SUPPLIES
         Alcon Inc(b)                                SZ               400           14,788
===========================================================================================
1.00     HOTELS
         Cendant Corp(b)                                              800           11,448
===========================================================================================
5.14     INDUSTRIAL CONGLOMERATES
         Compagnie Nationale a Portefeuille          BE                45            4,700

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
         General Electric                                           1,800    $      54,270
===========================================================================================
                                                                                    58,970
1.23     INDUSTRIAL MACHINERY
         Eaton Corp                                                   200           14,148
===========================================================================================
2.29     INTEGRATED OIL & GAS
         BP PLC Sponsored ADR Representing
           6 Ord Shrs                                UK               400           18,720
         Eni SpA Sponsored ADR Representing
           5 Ord Shrs                                IT               100            7,540
===========================================================================================
                                                                                    26,260
2.09     INTEGRATED TELECOMMUNICATION
           SERVICES
         Telecom Italia SpA Sponsored ADR
           Representing 10 Ord Shrs                  IT               300           23,940
===========================================================================================
3.80     INVESTMENT ADVISER/BROKER
           DEALER SERVICES
         Charles Schwab                                               800            7,344
         Merrill Lynch & Co                                         1,000           36,220
===========================================================================================
                                                                                    43,564
8.93     INVESTMENT COMPANIES
         iShares Trust
           MSCI EAFE Index Fund                                       200           21,240
           Russell 1000 Index Fund                                    200            9,752
           Russell 3000 Index Fund                                    500           25,555
           S&P 500 Index Fund                                         200           18,352
         Standard & Poor's Depository Receipts
           Trust Series 1 Shrs                                        300           27,534
===========================================================================================
                                                                                   102,433
2.20     LEISURE PRODUCTS
         Mattel Inc                                                 1,300           25,259
===========================================================================================
1.75     MOVIES & ENTERTAINMENT
         Groupe Bruxelles Lambert SA                 BE               270           11,953
         Viacom Inc Class B Shrs(b)                                   200            8,140
===========================================================================================
                                                                                    20,093
1.34     MULTI-LINE INSURANCE
         ING Groep NV Sponsored ADR Representing
           Ord Shrs                                  NL               700           15,351
===========================================================================================
1.57     NETWORKING EQUIPMENT
         Cisco Systems(b)                                           1,300           17,966
===========================================================================================
2.01     OIL & GAS EQUIPMENT & SERVICES
         Schlumberger Ltd                            NL               400           17,284
         Technip-Coflexip SA Sponsored ADR
           Representing 1/4 Ord Shr                  FR               300            5,784
===========================================================================================
                                                                                    23,068
7.56     PHARMACEUTICALS
         Forest Laboratories(b)                                       200           14,600
         Pfizer Inc                                                   400           13,232
         Recordati SpA                               IT             1,100           25,675

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
         Teva Pharmaceutical Industries Ltd
           Sponsored ADR Representing Ord Shrs       IS               500    $      33,150
===========================================================================================
                                                                                    86,657
1.66     PUBLISHING & PRINTING
         Gannett Co                                                   250           18,990
===========================================================================================
0.62     RESTAURANTS
         McDonald's Corp                                              300            7,128
===========================================================================================
0.35     SEMICONDUCTOR EQUIPMENT
         Applied Materials(b)                                         300            4,008
===========================================================================================
5.09     SEMICONDUCTORS
         Intel Corp                                                 2,300           38,341
         Maxim Integrated Products(b)                                 400           12,644
         Taiwan Semiconductor Manufacturing Ltd
           Sponsored ADR Representing 5 Ord
           Shrs(b)                                   TW               900            7,353
===========================================================================================
                                                                                    58,338
1.73     SOFT DRINKS
         Coca-Cola Co                                                 300           15,300
         Coca-Cola Femsa SA de CV Sponsored ADR
           Representing 10 Ord Series L Shrs         MX               200            4,540
===========================================================================================
                                                                                    19,840
3.63     SYSTEMS SOFTWARE
         Microsoft Corp(b)                                            750           36,810
         Oracle Corp(b)                                               500            4,795
===========================================================================================
                                                                                    41,605
5.20     TELECOMMUNICATIONS EQUIPMENT
         General Motors Class H Shrs(b)                             4,500           46,305
         Nokia Corp Sponsored ADR Representing
           Ord Shrs                                  FI             1,000           13,290
===========================================================================================
                                                                                    59,595
3.07     WIRELESS TELECOMMUNICATION SERVICES
         NTT DoCoMo                                  JA                 3            6,376
         Vodafone Group PLC Sponsored ADR
           Representing 10 Ord Shrs                  UK             1,800           28,782
===========================================================================================
                                                                                    35,158
         TOTAL COMMON STOCKS (COST $1,255,108)                                   1,127,158
===========================================================================================
1.97     PREFERRED STOCKS
1.12     MOVIES & ENTERTAINMENT
         News Corp Ltd Sponsored ADR
           Representing 4 Pfd Ltd Voting Shrs        AS               700           12,810
===========================================================================================
0.85     SOFT DRINKS
         Companhia de Bebidas das Americas
           Sponsored ADR Representing 100
           Pfd Shrs                                  BR               700            9,800
===========================================================================================
         TOTAL PREFERRED STOCKS (COST $22,018)                                      22,610
===========================================================================================

                                                COUNTRY         SHARES OR
                                                CODE IF         PRINCIPAL
 %       DESCRIPTION                             NON US            AMOUNT            VALUE
-------------------------------------------------------------------------------------------
100.28   TOTAL INVESTMENTS AT VALUE
         (COST $1,277,126)                                                   $   1,149,768
===========================================================================================
(0.28)   OTHER ASSETS LESS LIABILITIES                                              (3,185)
===========================================================================================
100.00   NET ASSETS AT VALUE                                                 $   1,146,583
===========================================================================================
(a) Securities are pledged with broker as collateral for written options.

(b) Security is non-income producing.

(c) Securities are pledged with broker as collateral for securities sold short.

(d) HOLDRs - Holding Company Depository Receipts.

(e) Security is an affiliated company (See Notes).

(f) Loaned security, a portion or all of the security is on loan at August 31, 2002.

(g) The following are restricted and illiquid securities that are valued at fair value at August 31, 2002:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES

                                                                                      VALUE AS A %
                                       ACQUISITION    ACQUISITION                    OF NET ASSETS
DESCRIPTION                                DATE(S)           COST          VALUE          AT VALUE
--------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
  Series 2 Shrs                           12/21/94   $    999,998     $  1,929,164           0.70%
  Series 5 Shrs                            9/20/01        449,999          449,999           0.16
Afx Inc, Pfd, Series F Shrs                8/14/98      3,000,000          705,000           0.26
Athersys Inc, Conv Pfd, Class F Shrs       4/17/00      5,000,000        5,416,667           1.96
Cellomics Inc, Pfd, Series C Shrs          10/2/00      6,999,989        2,413,057           0.87
Dexcom Inc, Pfd
  Series B Shrs                           12/20/00      1,000,000        1,597,222           0.58
  Series C Shrs                             6/3/02      1,000,000        1,000,000           0.36
GenoPlex Inc                              9/15/97-
                                           6/25/98        408,490          137,142           0.05
Ingenex Inc, Conv Pfd, Series B Shrs       9/27/94        600,000           62,863           0.02
Instrumentation Metrics
  Pfd, Series C Shrs                      2/25/98-
                                           8/31/00      5,934,956          488,368           0.18
  Pfd, Series D Shrs                      8/16/01-
                                           5/29/02        923,808          923,808           0.33
  Warrants
     Exp 8/2006                           10/18/01              2                2           0.00
     Exp 9/2006                            10/5/01              1                1           0.00
     Exp 10/2006                           11/7/01              1                1           0.00
  Warrants to purchase Conv Pfd,
     Series D Shrs (Exp 2003)              6/18/02              1                1           0.00
Locus Discovery, Pfd
  Series C Shrs                           11/21/00      4,500,000        8,000,000           2.89
  Series D Shrs                             9/6/01      2,352,940        2,352,940           0.85
Masimo Corp, Pfd
  Series F Shrs                            9/14/99        174,999          174,999           0.06
  Series C Shrs                            10/7/98      1,000,000        1,000,000           0.36
NeoThermia Corp, Pfd, Series C Shrs        3/26/01      2,000,001        2,000,001           0.72
Neurogenetics Inc                         9/15/97-
                                           6/25/98        202,031           67,828           0.03

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES (CONTINUED)

                                                                                      VALUE AS A %
                                       ACQUISITION    ACQUISITION                    OF NET ASSETS
DESCRIPTION                                DATE(S)           COST            VALUE        AT VALUE
--------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND (CONTINUED)
Optimize Inc
  Conv Bridge Notes, 8.000%
     12/3/2002                             6/7/02-
                                            7/2/02   $    232,929     $    232,929           0.09%
     2/5/2003                               8/5/02        144,308          144,308           0.05
  Pfd, Series C Shrs                       8/15/00      7,000,000        7,000,000           2.53
  Warrants to purchase Pfd Shrs           6/27/02-
                                            8/6/02              3                3           0.00
Physiome Sciences, Conv Pfd, Series
  B Shrs                                   11/7/97      1,499,998        1,499,998           0.54
Scimagix Inc, Pfd, Series C Shrs           5/24/01      1,350,000        1,350,000           0.49
Structural Bioinformatics, Conv Pfd,
    Series D Shrs                          3/24/00      4,000,003        4,000,003           1.45
Syrrx Inc, Pfd, Series C Shrs              1/10/01      4,000,003        4,000,003           1.45
UltraGuide Inc, Pfd
  Series E Shrs                             6/1/01      1,348,502          431,698           0.16
  Series F Shrs                             6/1/01        151,500           48,500           0.02
==================================================================================================
                                                     $ 56,274,462     $ 47,426,505          17.16%
===================================================================================================

SECURITIES SOLD SHORT

DESCRIPTION                                                        SHARES          VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
Abgenix Inc                                                      (12,000)  $     (92,880)
AdvancePCS Class A Shrs                                          (10,800)       (209,088)
Applera Corp-Celera Genomics Group                               (19,900)       (188,055)
Applied Molecular Evolution                                      (13,000)        (59,930)
Aspect Communications                                            (50,000)        (97,000)
Caremark Rx                                                      (13,400)       (217,080)
Chartered Semiconductor Manufacturing Ltd ADR
    Representing 10 Ord Shrs                                      (7,500)        (88,875)
deCODE genetics                                                  (30,000)        (62,700)
Durect Corp                                                       (3,852)        (17,912)
Eletroglas Inc                                                   (17,000)        (52,530)
Express Scripts                                                   (4,200)       (201,600)
Health Net                                                        (5,000)       (116,400)
HealtheTech Inc                                                   (5,000)        (25,000)
Longs Drug Stores                                                 (4,000)       (100,000)
Netopia Inc                                                      (20,000)        (38,800)
NetRatings Inc                                                    (3,500)        (19,950)
Pathmark Stores                                                  (21,100)       (284,428)
PDI Inc                                                          (20,000)       (133,000)
Redback Networks                                                 (50,000)        (51,000)
Regal Entertainment Group Class A Shrs                            (5,000)        (87,750)
Regeneron Pharmaceuticals                                         (7,800)       (120,510)
Rowan Cos                                                        (18,400)       (378,672)
SuperGen Inc                                                     (35,000)       (116,900)
Vivendi Universal SA Sponsored ADR Representing
    Ord Shrs                                                     (11,000)       (142,560)
Yahoo! Inc                                                        (9,200)        (94,668)
==========================================================================================
                                                                           $  (2,997,288)
==========================================================================================

DESCRIPTION                                                        SHARES          VALUE
------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Abgenix Inc                                                     (375,000)  $  (2,902,500)
AdvancePCS Class A Shrs                                         (150,000)     (2,904,000)
Applera Corp-Celera Genomics Group                              (250,000)     (2,362,500)
Caremark Rx                                                     (200,000)     (3,240,000)
CIGNA Corp                                                       (35,000)     (2,979,200)
Eli Lilly & Co                                                  (100,000)     (5,805,000)
Express Scripts                                                  (50,000)     (2,400,000)
Health Net                                                      (125,000)     (2,910,000)
Humana Inc                                                      (225,000)     (2,992,500)
InterMune Inc                                                   (135,000)     (3,357,450)
MedImmune Inc                                                    (75,000)     (1,925,250)
Oxford Health Plans                                              (75,000)     (3,041,250)
Pharmaceutical Product Development                              (100,000)     (2,228,000)
Regeneron Pharmaceuticals                                       (178,403)     (2,756,327)
Schering-Plough Corp                                            (150,000)     (3,462,000)
==========================================================================================
                                                                         $   (45,265,977)
==========================================================================================

OPTION CONTRACTS

                           NUMBER OF   EXPIRATION   EXERCISE       PREMIUMS
                           CONTRACTS        DATES      PRICE       RECEIVED        VALUE
------------------------------------------------------------------------------------------
ADVANTAGE FUND
OPTIONS WRITTEN
CALLS
eBay Inc                         (21)    10/19/02   $     70   $      7,077    $    (788)
Hershey Foods                    (27)     2/22/03         80         11,928       (6,345)
==========================================================================================
                                                               $     19,005    $  (7,133)
==========================================================================================
PUTS
AOL Time Warner                 (170)    10/19/02   $     10         14,789       (8,500)
Baxter International             (50)    11/16/02         35         20,849      (10,000)
Coca-Cola Co                     (40)    11/16/02         45          7,880       (4,200)
Dell Computer                   (100)    11/16/02         20         12,700       (6,500)
General Electric                (100)    12/21/02         20          9,300       (3,750)
Johnson & Johnson                (55)     1/18/03         35         14,409       (2,887)
Microsoft Corp                   (50)    10/19/02         40          9,850       (4,625)
3M Co                            (20)    10/19/02        100          7,740       (2,150)
Wells Fargo & Co                 (57)    10/19/02         35          3,591         (713)
==========================================================================================
                                                               $    101,108    $ (43,325)
==========================================================================================
TOTAL OPTIONS WRITTEN                                          $    120,113    $ (50,458)
==========================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY

                                                                     % OF
                                                COUNTRY        NET ASSETS
COUNTRY                                            CODE          AT VALUE          VALUE
------------------------------------------------------------------------------------------
GLOBAL GROWTH FUND
Australia                                            AS              3.31%  $     37,898
Austria                                              AU              0.23          2,584
Belgium                                              BE              1.45         16,653
Brazil                                               BR              0.85          9,800
Chile                                                CI              1.22         14,040
Finland                                              FI              1.16         13,290
France                                               FR              0.50          5,784
Israel                                               IS              3.33         38,175
Italy                                                IT              4.99         57,155
Japan                                                JA              5.50         63,107
Mexico                                               MX              0.40          4,540
Netherlands                                          NL              5.27         60,384
South Korea                                          KS              2.40         27,539
Spain                                                SP              1.62         18,582
Switzerland                                          SZ              2.32         26,542
Taiwan                                               TW              0.64          7,353
United Kingdom                                       UK              7.64         87,608
United States                                                       57.45        658,734
Other Assets Less Liabilities                                       (0.28)        (3,185)
==========================================================================================
                                                                   100.00%  $  1,146,583
==========================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2002

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                               $   18,596,848     $ 325,011,020
===========================================================================================
   At Value                                              $   18,056,149     $ 324,343,454
Deposits with Broker for Securities Sold Short                2,549,674        45,865,315
Receivables:
   Investment Securities                                      2,786,329           832,631
   Securities Sold Short                                        743,912                 0
   Fund Shares Sold                                                  50            21,907
   Dividends and Interest                                        30,472           262,111
Other Investments (Note 5)                                            0        10,440,000
Prepaid Expenses and Other Assets                                19,792            94,063
===========================================================================================
TOTAL ASSETS                                                 24,186,378       381,859,481
===========================================================================================
LIABILITIES
Options Written at Value
   (Premiums Received $120,113 and $0, respectively)             50,458                 0
Securities Sold Short at Value
   (Proceeds $2,815,151 and $46,282,290, respectively)        2,997,288        45,265,977
Payables:
   Custodian                                                     86,086           100,328
   Dividends on Securities Sold Short                               560                 0
   Investment Securities Purchased                              547,817         3,047,002
   Securities Sold Short Purchased                              119,615                 0
   Fund Shares Repurchased                                      218,260           973,968
   Securities Loaned                                                  0        10,440,000
   Borrowings on Line of Credit                               1,000,000        45,500,000
Accrued Distribution Expenses
   Class A                                                        2,063             1,084
   Class B                                                        6,913               766
   Class C                                                        4,077               436
Accrued Expenses and Other Payables                              16,076           110,812
===========================================================================================
TOTAL LIABILITIES                                             5,049,213       105,440,373
===========================================================================================
NET ASSETS AT VALUE                                      $   19,137,165     $ 276,419,108
===========================================================================================
NET ASSETS
Paid-in Capital(a)                                       $   62,119,004     $ 345,067,924
Accumulated Undistributed Net Investment Loss                    (1,590)         (181,959)
Accumulated Undistributed Net Realized Loss on
   Investment Securities, Securities Sold Short,
   Foreign Currency Transactions, Futures and Option
   Contracts                                                (42,327,118)      (68,165,285)
Net Depreciation of Investment Securities,
   Securities Sold Short, Foreign Currency Transactions,
   Futures and Option Contracts                                (653,131)         (301,572)
===========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding    $   19,137,165     $ 276,419,108
===========================================================================================
NET ASSETS AT VALUE:
   Class A                                               $    6,753,497     $ 275,036,626
===========================================================================================
   Class B                                               $    7,761,855     $     881,582
===========================================================================================
   Class C                                               $    4,621,813     $     500,900
===========================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2002

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
                                                            (CONTINUED)       (CONTINUED)
-------------------------------------------------------------------------------------------
Shares Outstanding
   Class A                                                    1,315,957        23,226,769
   Class B                                                    1,528,672            74,908
   Class C                                                      913,189            43,306
===========================================================================================
NET ASSET VALUE PER SHARE:
   Class A
      Redemption Price per Share                         $         5.13     $       11.84
      Offering Price per Share (Maximum sales charge
      of 5.50%)                                          $         5.43     $       12.53
   Class B, Offering and Redemption Price per Share      $         5.08     $       11.77
   Class C, Offering and Redemption Price per Share      $         5.06     $       11.57
===========================================================================================

(a) The INVESCO  Counselor Series Funds,  Inc. have 4 billion  authorized  shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to
    Advantage Fund and 600 million to Advantage Global Health Sciences Fund: 200 million to each Class.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
AUGUST 31, 2002

                                                                                   GLOBAL
                                                                                   GROWTH
                                                                                     FUND
-------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost                                                                  $   1,277,126
===========================================================================================
   At Value                                                                 $   1,149,768
Cash                                                                               45,260
Foreign Currency (Cost $35)                                                            35
Receivable for Dividends and Interest                                                 658
Prepaid Expenses and Other Assets                                                   2,975
===========================================================================================
TOTAL ASSETS                                                                    1,198,696
===========================================================================================
LIABILITIES
Payables:
   Investment Securities Purchased                                                  1,869
   Fund Shares Repurchased                                                         16,229
Accrued Distribution Expenses
   Class A                                                                            267
   Class B                                                                             66
   Class C                                                                            167
Accrued Expenses and Other Payables                                                33,515
===========================================================================================
TOTAL LIABILITIES                                                                  52,113
===========================================================================================
NET ASSETS AT VALUE                                                         $   1,146,583
===========================================================================================
NET ASSETS
Paid-in Capital(a)                                                          $   2,813,252
Accumulated Undistributed Net Investment Income                                         0
Accumulated Undistributed Net Realized Loss on
   Investment Securities and Foreign Currency Transactions                     (1,539,311)
Net Depreciation of Investment Securities
   and Foreign Currency Transactions                                             (127,358)
===========================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding                       $   1,146,583
===========================================================================================
NET ASSETS AT VALUE:
   Class A                                                                  $     874,601
===========================================================================================
   Class B                                                                  $      77,754
===========================================================================================
   Class C                                                                  $     194,228
===========================================================================================
Shares Outstanding
   Class A                                                                        220,987
   Class B                                                                         19,941
   Class C                                                                         49,980
===========================================================================================
NET ASSET VALUE PER SHARE:
   Class A
      Redemption Price per Share                                            $        3.96
      Offering Price per Share (Maximum sales charge of 5.50%)              $        4.19
   Class B, Offering and Redemption Price per Share                         $        3.90
   Class C, Offering and Redemption Price per Share                         $        3.89
===========================================================================================

(a) The INVESCO  Counselor Series Funds,  Inc. have 4 billion  authorized  shares of common stock, par value of $0.01 per share. Of such shares, 600 million have been allocated to
    Global Growth Fund: 200 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO COUNSELOR SERIES FUNDS, INC.
YEAR ENDED AUGUST 31, 2002

                                                                                ADVANTAGE
                                                              ADVANTAGE     GLOBAL HEALTH
                                                                   FUND     SCIENCES FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                $      194,089     $   2,422,111
Interest                                                        311,309           907,460
Securities Loaned Income                                              0            56,761
   Foreign Taxes Withheld                                        (6,793)          (67,549)
===========================================================================================
   TOTAL INCOME                                                 498,605         3,318,783
===========================================================================================
EXPENSES
Investment Advisory Fees                                        405,869         5,576,229
Distribution Expenses                                           314,135            24,246
Transfer Agent Fees                                             137,927           680,449
Administrative Services Fees                                     29,773           190,774
Custodian Fees and Expenses                                      43,594           103,766
Directors' Fees and Expenses                                     11,570            32,889
Interest Expenses                                                80,863         2,295,637
Professional Fees and Expenses                                   35,506           122,104
Registration Fees and Expenses - Class A                         20,727            43,245
Registration Fees and Expenses - Class B                         13,588                 0
Registration Fees and Expenses - Class C                         13,280                 0
Reports to Shareholders                                          22,255           265,264
Dividends on Securities Sold Short                               68,384            75,980
Other Expenses                                                    8,539            46,069
===========================================================================================
   TOTAL EXPENSES                                             1,206,010         9,456,652
   Fees and Expenses Paid Indirectly                             (1,112)           (1,886)
===========================================================================================
      NET EXPENSES                                            1,204,898         9,454,766
===========================================================================================
NET INVESTMENT LOSS                                            (706,293)       (6,135,983)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                    (14,841,361)      (88,026,386)
   Securities Sold Short                                      3,020,527        20,419,837
   Foreign Currency Transactions                                206,901           808,009
   Futures Contracts                                            193,915                 0
   Option Contracts                                          (1,978,919)        1,038,821
===========================================================================================
      Total Net Realized Loss                               (13,398,937)      (65,759,719)
===========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                       (284,483)       (4,125,042)
   Securities Sold Short                                       (309,964)        2,477,531
   Foreign Currency Transactions                                  7,978        (1,209,236)
   Futures Contracts                                             65,813                 0
   Option Contracts                                             243,646                 0
===========================================================================================
      Total Change in Net Appreciation/Depreciation            (277,010)       (2,856,747)
===========================================================================================
NET LOSS ON INVESTMENT SECURITIES,
   SECURITIES SOLD SHORT, FOREIGN CURRENCY
   TRANSACTIONS, FUTURES AND OPTION CONTRACTS               (13,675,947)      (68,616,466)
===========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS               $  (14,382,240)    $ (74,752,449)
===========================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS
 (CONTINUED)
INVESCO COUNSELOR SERIES FUNDS, INC.
YEAR ENDED AUGUST 31, 2002

                                                                                   GLOBAL
                                                                                   GROWTH
                                                                                     FUND
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                                   $      13,083
Interest                                                                               86
   Foreign Taxes Withheld                                                            (882)
===========================================================================================
   TOTAL INCOME                                                                    12,287
===========================================================================================
EXPENSES
Investment Advisory Fees                                                           16,483
Distribution Expenses                                                               8,724
Transfer Agent Fees                                                                 2,772
Administrative Services Fees                                                       10,741
Custodian Fees and Expenses                                                         7,443
Directors' Fees and Expenses                                                        6,380
Professional Fees and Expenses                                                     33,709
Reports to Shareholders                                                             4,387
Other Expenses                                                                      2,295
===========================================================================================
   TOTAL EXPENSES                                                                  92,934
   Fees and Expenses Absorbed/Reimbursed by Investment Adviser                    (25,817)
   Fees and Expenses Paid Indirectly                                                 (117)
===========================================================================================
      NET EXPENSES                                                                 67,000
===========================================================================================
NET INVESTMENT LOSS                                                               (54,713)
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Loss on:
   Investment Securities                                                       (1,216,067)
   Foreign Currency Transactions                                                  (10,184)
===========================================================================================
      Total Net Realized Loss                                                  (1,226,251)
===========================================================================================
Change in Net Appreciation/Depreciation of:
   Investment Securities                                                          839,363
   Foreign Currency Transactions                                                   10,949
===========================================================================================
      Total Change in Net Appreciation/Depreciation                               850,312
===========================================================================================
NET LOSS ON INVESTMENT SECURITIES
   AND FOREIGN CURRENCY TRANSACTIONS                                             (375,939)
===========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                                          $    (430,652)
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ADVANTAGE FUND

                                                                    YEAR ENDED AUGUST 31
-------------------------------------------------------------------------------------------
                                                                   2002              2001
OPERATIONS
Net Investment Loss                                      $     (706,293)    $    (684,212)
Net Realized Loss                                           (13,398,937)      (23,370,053)
Change in Net Appreciation/Depreciation                        (277,010)       (1,639,710)
===========================================================================================
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                                          (14,382,240)      (25,693,975)
===========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Class A                                                            0        (3,696,242)
   Class B                                                            0        (1,098,298)
   Class C                                                            0          (848,910)
===========================================================================================
TOTAL DISTRIBUTIONS                                                   0        (5,643,450)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                      733,419        82,482,560
   Class B                                                      422,729        18,904,150
   Class C                                                      758,204        19,437,451
Reinvestment of Distributions
   Class A                                                            0         3,054,247
   Class B                                                            0           444,615
   Class C                                                            0           559,565
===========================================================================================
                                                              1,914,352       124,882,588
Amounts Paid for Repurchases of Shares
   Class A                                                  (22,297,404)      (74,581,392)
   Class B                                                   (6,961,035)       (3,715,647)
   Class C                                                   (8,037,898)       (7,119,724)
===========================================================================================
                                                            (37,296,337)      (85,416,763)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                             (35,381,985)       39,465,825
===========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (49,764,225)        8,128,400
NET ASSETS
Beginning of Period                                          68,901,390        60,772,990
===========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Loss of ($1,590)
   and ($2,368), respectively)                           $   19,137,165     $  68,901,390
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                    YEAR              PERIOD               YEAR
                                                   ENDED               ENDED              ENDED
                                               AUGUST 31           AUGUST 31         OCTOBER 31
------------------------------------------------------------------------------------------------
                                                    2002                2001               2000
                                                                     (Note 1)
OPERATIONS
Net Investment Loss                       $   (6,135,983)     $   (4,210,908)    $   (4,926,861)
Net Realized Gain (Loss)                     (65,759,719)         29,426,914        170,794,007
Change in Net Appreciation/Depreciation       (2,856,747)       (276,181,281)       173,930,690
=================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           (74,752,449)       (250,965,275)       339,797,836
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
   Class A                                             0        (134,781,805)       (92,307,810)
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                     2,135,388           1,400,839                 --
   Class B                                     1,089,786             345,651                 --
   Class C                                     1,166,849             316,798                 --
Reinvestment of Distributions - Class A                0          64,322,751         12,973,985
=================================================================================================
                                               4,392,023          66,386,039         12,973,985
Amounts Paid for Repurchases of Shares
   Class A                                  (131,628,708)       (139,607,661)                --
   Class B                                      (272,668)                  0                 --
   Class C                                      (844,055)               (522)                --
=================================================================================================
                                            (132,745,431)       (139,608,183)                --
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS             (128,353,408)        (73,222,144)        12,973,985
=================================================================================================
TOTAL INCREASE (DECREASE)
   IN NET ASSETS                            (203,105,857)       (458,969,224)       260,464,011
NET ASSETS
Beginning of Period                          479,524,965         938,494,189        678,030,178
=================================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Loss of
   ($181,959), ($173,979) and
   ($85,099), respectively)               $  276,419,108      $  479,524,965     $  938,494,189
=================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GLOBAL GROWTH FUND

                                                                   YEAR            PERIOD
                                                                  ENDED             ENDED
                                                              AUGUST 31         AUGUST 31
-------------------------------------------------------------------------------------------
                                                                   2002              2001
                                                                                  (Note 1)
OPERATIONS
Net Investment Loss                                      $      (54,713)    $     (49,093)
Net Realized Loss                                            (1,226,251)         (313,034)
Change in Net Appreciation/Depreciation                         850,312          (977,670)
===========================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     (430,652)       (1,339,797)
===========================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
   Class A                                                    2,122,226         2,609,084
   Class B                                                      180,190           146,065
   Class C                                                      188,286           683,261
===========================================================================================
                                                              2,490,702         3,438,410
Amounts Paid for Repurchases of Shares
   Class A                                                   (2,132,080)         (372,102)
   Class B                                                     (120,796)          (18,898)
   Class C                                                     (287,269)         (180,935)
===========================================================================================
                                                            (2,540,145)          (571,935)
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                                 (49,443)        2,866,475
===========================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (480,095)        1,526,678
NET ASSETS
Initial Subscription - Class A                                       --           100,000
Beginning of Period                                           1,626,678                --
===========================================================================================
End of Period (Including Accumulated Undistributed
   Net Investment Income of $0 and $0, respectively)     $    1,146,583     $   1,626,678
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

                                                                                        YEAR
                                                                                       ENDED
                                                                                   AUGUST 31
----------------------------------------------------------------------------------------------
                                                                                        2002
INCREASE (DECREASE) IN CASH
----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends and Interest Received, Net of Foreign Withholding Taxes              $   3,785,184
Expenses Paid                                                                     (9,055,537)
Purchases of Investment Securities                                              (628,742,059)
Sales of Investment Securities                                                   750,356,460
Proceeds of Securities Sold Short                                                518,741,872
Purchases of Securities Sold Short                                              (491,374,547)
Realized Gain From Foreign Currency Transactions                                     808,009
Realized Gain from Options Contracts                                               1,038,821
Change in Deposits with Broker for Securities Sold Short                         (11,491,267)
Change in Payable for Dividends on Securities Sold Short                            (219,211)
Change in Prepaid Expenses and Other Assets                                           84,938
==============================================================================================
Net Cash Flows From Operating Activities                                         133,932,663
==============================================================================================
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net Borrowings on Line of Credit                                                  (6,000,000)
Sales of Fund Shares                                                               4,436,577
Repurchases of Fund Shares                                                      (132,679,810)
Payable to Custodian                                                                 100,328
==============================================================================================
Net Cash Flows Used for Financing Activities                                    (134,142,905)
==============================================================================================
Net Decrease in Cash                                                                (210,242)
Cash at Beginning of Year                                                            210,242
==============================================================================================
Cash at End of Year                                                            $           0
==============================================================================================
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Decrease in Net Assets from Operations                                     $ (74,752,449)
==============================================================================================
Decrease in Investment Securities and Securities Sold Short                      148,875,819
Net Realized Loss on Investment Securities, Securities
   Sold Short, Option Contracts and Foreign Currency Transactions                 65,759,719
Change in Appreciation/Depreciation of Investment Securities,
   Securities Sold Short, Option Contracts
   and Foreign Currency Transactions                                               2,856,747
Decrease in Receivable for Investment Securities Sold                              6,995,940
Decrease in Payable for Investment Securities Purchased                           (8,714,702)
Decrease in Dividends and Interest Receivable                                        466,401
Increase in Deposits with Broker for Securities Sold Short                       (11,491,267)
Decrease in Prepaid Expenses and Other Assets                                         84,938
Decrease in Accrued Expenses and Other Payables                                     (399,229)
Increase in Payable for Securities Sold Short                                      4,469,957
Decrease in Payable for Dividends on Securities Sold Short                          (219,211)
==============================================================================================
   Total Adjustments                                                             208,685,112
==============================================================================================
Net Cash Flows From Operating Activities                                       $ 133,932,663
==============================================================================================

Supplemental disclosure of cash flow information: Interest Paid $2,295,637.
See Notes to Financial Statements

INVESCO COUNSELOR SERIES FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Counselor Series Funds, Inc. is incorporated in Maryland and presently consists of four separate Funds: Advantage Fund, Advantage Global Health Sciences Fund (formerly INVESCO Global Health Sciences Fund, Inc.), Global Growth Fund (individually the "Fund" and collectively, the "Funds") and Mid-Cap Growth Fund (formerly Pell Rudman Mid-Cap Growth Portfolio). Mid-Cap Growth Fund is presented in a separate report to shareholders. The investment objectives of the Funds are: to seek aggressive capital appreciation for Advantage and Global Growth Funds and to seek capital appreciation through investments in the health science related business sectors for Advantage Global Health Sciences Fund. The Global Growth Fund commenced investment operations on November 29, 2000. INVESCO Counselor Series Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company.

INVESCO Global Health Sciences Fund, Inc. was registered under the "Act" as a diversified, closed-end management investment company prior to May 16, 2001. Upon approval by the shareholders of that Fund at the annual meeting held May 8, 2001, of an Agreement and Plan of Reorganization and Termination, INVESCO Global Health Sciences Fund, Inc. was reorganized into INVESCO Advantage Global Health Sciences Fund. Shareholders from the reorganization into INVESCO Advantage Global Health Sciences Fund received Class A shares of the Fund, effective May 16, 2001. As an open-end management investment company, it is no longer listed on the New York Stock Exchange. The Fund fiscal year end changed from October 31 to August 31.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

As disclosed in the Statement of Investment Securities and the accompanying Schedule of Restricted and Illiquid Securities for the Advantage Global Health Sciences Fund, securities valued at $47,426,505 (17.16 percent of net assets), have been estimated by the Board of Directors in the absence of readily available market values. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

A. SECURITY VALUATION -- Equity securities and futures contracts traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option Contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker upon entering into futures contracts. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foriegn sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired. The receivable for investment securities sold for Advantage Global Health Sciences Fund is net of an allowance for doubtful accounts of $650,893 for Norian Corp, Conv Pfd, Series D Shares.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended August 31, 2002, there were no such investments by the Funds.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, which requires disclosure of tax components. The tax components of the Fund at August 31, 2002 include:

                                                           COST OF             GROSS TAX             GROSS TAX               NET TAX
                                                   INVESTMENTS FOR            UNREALIZED            UNREALIZED          DEPRECIATION
FUND                                                  TAX PURPOSES          APPRECIATION          DEPRECIATION        ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                      $   18,645,644        $      411,746        $    1,001,241        $    (589,495)
Advantage Global Health Sciences Fund                  332,192,023            21,970,979            29,819,548           (7,848,569)
Global Growth Fund                                       1,321,017                38,101               209,350             (171,249)

                                                                                                   ACCUMULATED     CUMULATIVE EFFECT
                                                                                                  CAPITAL LOSS              OF OTHER
FUND                                                                                                CARRYOVERS    TIMING DIFFERENCES
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                                                  $  (28,584,805)       $ (13,695,107)
Advantage Global Health Sciences Fund                                                               (6,627,980)         (54,538,261)
Global Growth Fund                                                                                    (638,044)            (857,376)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of securities sold short, option contracts, allowance for doubtful accounts and foreign currency transactions.

Capital loss carryovers expire in the year 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred post-October 31 capital losses, deferred director's fees and foreign currency transactions. Deferred post-October 31 capital losses are: Advantage Fund $13,693,517,
Advantage  Global  Health  Sciences  Fund  $54,356,302  and Global  Growth  Fund
$857,376.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and Federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassed on the Statment of Assets and Liabilities. Advantage, Advantage Global Health Sciences and Global Growth Funds reclassified $683,649, $6,126,376 and $54,696, respectively, of net investment losses to paid-in capital.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. The Fund may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. OPTION CONTRACTS -- The Fund may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended August 31, 2002, was as follows:

                                                                   CALL OPTIONS                                  PUT OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                            NUMBER                AMOUNT                NUMBER                AMOUNT
                                                        OF OPTIONS           OF PREMIUMS            OF OPTIONS           OF PREMIUMS
------------------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND
Options outstanding at August 31, 2001                           0        $            0                     0        $           0
Options written                                            (19,466)            4,032,730                  (709)             113,302
Options closed or expired                                   18,518            (3,785,733)                   67              (12,194)
Options exercised                                              900              (227,992)                    0                    0
Options outstanding at August 31, 2002                         (48)       $       19,005                  (642)       $     101,108

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Options outstanding at August 31, 2001                           0        $            0                     0        $           0
Options written                                             (8,510)            2,330,691                (4,900)           1,449,151
Options closed or expired                                    8,510            (2,330,691)                4,900           (1,449,151)
Options outstanding at August 31, 2002                           0        $            0                     0        $           0

I. SHORT SALES -- The Advantage Fund and Advantage Global Health Sciences Fund engage in short sales as part of their normal investment activities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. The Fund will realize a gain if there is a decline in price of the security between those dates, if the decline exceeds the cost of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security. Until the Fund replaces a borrowed security, it will maintain at all times cash or liquid securities or other collateral with a broker or other custodian in an amount equal or higher than the current market value of the security sold short. The Fund receives interest on the collateral it deposits. Short sales are fully collateralized by other securities which are noted in the Statement of Investment Securities. The liability account is valued to reflect the current value of the securities sold short and is presented in the Statement of Assets and Liabilities. Dividend expense on short sales is recorded on the ex-dividend date.

J. CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its Custodian bank account and does not include any short-term investments or deposits with broker for securities sold short at August 31, 2002.

K. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for Advantage and Advantage Global Health Sciences Funds is based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. For these Funds the Base Fee will be adjusted, on a monthly basis (i) upward at a rate of 0.20%, on a pro rata basis, for each percentage point that investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Index (the "Index", the Russell 3000 Index for Advantage Fund and the Morgan Stanley Health Care Product Index for Advantage Global Health Sciences Fund), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point that the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum Fee Adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to IFG will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% for Advantage and Advantage Global Health Sciences Funds. During the first twelve months of operation, the investment advisory fee was charged at the Base Fee of 1.50% with no Fee Adjustment for Advantage Global Health Sciences Fund. The current fee for Global Growth Fund is based on the annual rate of 1.00% of average net assets.

A master distribution plan and agreement for each Class of shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. For the year ended August 31, 2002, amounts paid to the Distributor were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       76,321          $      151,387          $      115,394
Advantage Global Health Sciences Fund                                          8,582                   8,851                   5,310
Global Growth Fund                                                             4,303                   1,473                   3,196

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended August 31, 2002, for Class B were as follows:

                                                                                               DISTRIBUTOR'S           DISTRIBUTOR'S
                                                                                                   AGGREGATE            UNREIMBURSED
                                                                                                UNREIMBURSED           EXPENSES AS %
                                                                     AMOUNT RETAINED                EXPENSES           OF NET ASSETS
FUND                                                                  BY DISTRIBUTOR              UNDER PLAN                OF CLASS
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund - Class B Plan                                         $       89,686          $            0                   0.00%
Advantage Global Health Sciences Fund - Class B Plan                           8,606                       0                   0.00%
Global Growth Fund - Class B Plan                                              1,391                       0                   0.00%

Distribution Expenses for each class as presented in the Statement of Operations for the year ended August 31, 2002 were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       67,447          $      141,029          $      105,659
Advantage Global Health Sciences Fund                                          9,286                   9,379                   5,581
Global Growth Fund                                                             4,178                   1,483                   3,062

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year ended August 31, 2002 were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       77,936          $       30,621          $       29,370
Advantage Global Health Sciences Fund                                        676,845                   2,049                   1,555
Global Growth Fund                                                             1,499                     428                     845

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Global Growth Fund. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntay expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year ended August 31, 2002, total fees and expenses voluntarily absorbed were as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                                                    $       18,583          $        2,489          $        4,745

As of the year ended August 31, 2002, the reimbursement that may potentially be made by the Global Growth Fund to IFG and that will expire during the year ended August 31, 2005, are as follows:

                                                                               CLASS                   CLASS                   CLASS
FUND                                                                               A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Global Growth Fund                                                    $       14,554          $        1,759          $        3,666

Shareholders holding INVESCO Advantage Global Health Sciences Fund - Class A shares as a result of the reorganization of INVESCO Global Health Sciences Fund into INVESCO Advantage Global Health Sciences Fund - Class A Shares were subject to a redemption fee of 2% for shares received in the reorganization for the period May 16, 2001 to May 15, 2002. The redemption fee was based on the current net asset value of the shares at the time of the redemption. The redemption fee was accounted for as an addition to Paid-in Capital by Advantage Global Health Sciences Fund - Class A Shares. Total redemption fees received by Advantage Global Health Sciences Fund - Class A Shares for the period from September 1, 2001 to May 15, 2002, were $1,291,899.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND/POSITION                                                                                      PURCHASES                   SALES
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund - Investment Securities                                                        $  358,358,752          $  383,197,820
Advantage Global Health Sciences Fund - Investment Securities                                    620,027,357             743,196,376
Global Growth Fund - Investment Securities                                                         2,894,852               3,046,928

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended August 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                                    UNFUNDED
                                                                             PENSION                 ACCRUED                 PENSION
FUND                                                                        EXPENSES           PENSION COSTS               LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $          407          $            0          $        1,589
Advantage Global Health Sciences Fund                                          7,996                       0                   7,980
Global Growth Fund                                                                 0                       0                       0

Advantage Global Health Sciences Fund assumed liabilities under a previous plan for INVESCO Global Health Sciences Fund, Inc. which was terminated on May 16, 2001. Pension Liability assumed at that date amounted to $173,979. As part of the reorganization, Advantage Global Health Sciences paid out that pension liability on January 2, 2002.

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended August 31, 2002, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                           REALIZED GAIN
                                          PURCHASES              SALES/OTHER TRANSACTIONS     (LOSS) ON
                                  -------------------------------------------------------     INVESTMENT        VALUE AT
AFFILIATE                         SHARES            COST          SHARES        PROCEEDS      SECURITIES       8/31/2002
-------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL
   HEALTH SCIENCES FUND
Adeza Biomedical, Pfd
   Series 2 Shrs                      --              --              --              --              --    $  1,929,164
   Series 5 Shrs                  97,192      $  449,999              --              --              --         449,999
Afx Inc, Pfd, Series F Shrs           --              --              --              --              --         705,000
Caresoft Inc
   Conv Pfd, Series C Shrs            --              --       1,182,107               0      (3,002,551)             --
   Pfd, Series A Shrs                 --              --       1,627,102               0      (1,986,250)             --
   Pfd, Series B Shrs                 --              --         238,640               0        (507,079)             --
   Pfd, Series D Shrs            872,412         960,671         872,412               0        (960,671)             --
   Secured Conv Sub
      Bridge Notes,
      8.000%, 10/1/2001               --              --         175,000         175,000               0              --
   Warrants (Warrants to
      purchase Pfd, Series A
      Shrs, Exp 2004)                 --              --         118,920               0             (59)             --
   Warrants (Warrants to
      purchase Pfd, Series C
      Shrs)
         (Exp 2004)                   --              --         314,960               3               0              --
         (Exp 2005)               43,307               0          43,307               0               0              --

                                                                                           REALIZED GAIN
                                          PURCHASES              SALES/OTHER TRANSACTIONS     (LOSS) ON
                                  -------------------------------------------------------     INVESTMENT        VALUE AT
AFFILIATE                         SHARES            COST          SHARES        PROCEEDS      SECURITIES       8/31/2002
-------------------------------------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL
   HEALTH SCIENCES FUND (CONTINUED)
Caresoft Inc
   Warrants (Warrants to
   purchase Pfd, Series D
   Shrs
     (Exp 3/2006)                193,271      $        1         340,909      $        0       $      (1)             --
     (Exp 6/2006)                 45,096               1          79,545               0              (1)             --
Ecogen Technologies I                 --              --              60               0        (684,000)             --
GenoPlex Inc                          --              --              --              --              --    $    137,142
Instrumentation Metrics
   Conv Bridge Notes
      7.500%, 2/9/2002           123,970         123,970         247,940         247,940               0              --
   Pfd
      Series C Shrs                   --              --              --              --              --         488,368
      Series D Shrs              369,967         923,808              --              --              --         923,808
   Warrants
      (Exp 8/2006)                 8,264               2              --              --              --               2
      (Exp 9/2006)                 3,305               1              --              --              --               1
      (Exp 10/2006)                3,305               1              --              --              --               1
   Warrants to purchase
      Pfd, Series D Shrs          89,205               1              --              --              --               1
Locus Discovery, Pfd
   Series C Shrs                      --              --              --              --              --       8,000,000
   Series D Shrs                 588,235       2,352,940              --              --              --       2,352,940
NeoThermia Corp
   Pfd, Series C Shrs                 --              --              --              --              --       2,000,001
Optimize Inc
   Conv Bridge Notes, 8.000%
      12/3/2002                  232,929         232,929              --              --              --         232,929
      2/5/2003                   144,308         144,308              --              --              --         144,308
   Pfd, Series C Shrs                 --              --              --              --              --       7,000,000
   Warrants to purchase
      Pfd Shrs                         3               3              --              --              --               3
Physiome Sciences
   Conv Pfd, Series B Shrs            --              --              --              --              --       1,499,998
==========================================================================================================================
                                                                                                            $ 25,863,665
==========================================================================================================================

For the year ended August 31, 2002, no dividend or interest income was received from any of these affiliated companies.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. As of August 31, 2002, Advantage Global Health Sciences has on loan securities valued at $9,918,000. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the year ended August 31, 2002, there were no such securities lending arrangements for Advantage and Global Growth Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. Pursuant to each Fund's prospectus, Advantage Fund and Advantage Global Health Sciences Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes and for purchasing securities, or by engaging in reverse repurchase agreements with any party. The Global Growth Fund may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended August 31, 2002, there were no such borrowings and/or lendings for any Fund.

NOTE 7 -- LINES OF CREDIT. The Advantage and Advantage Global Health Sciences Funds have available a Line of Credit Facility ("LOC"), from a bank, to be used for temporary or emergency purposes to fund redemptions of investor shares or to borrow for the purpose of investment activities. The LOC permits borrowings to a maximum of 33 1/3% of the net assets at value for the Advantage and Advantage Global Health Sciences Funds. The Advantage and Advantage Global Health Sciences Funds agree to pay periodic fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. During the year ended August 31, 2002, Advantage and Advantage Global Health Sciences borrowed cash at a weighted average rate ranging from 2.51% to 2.69%, respectively, and interest expense amounted to $80,863 and $2,295,298, respectively for purposes of investing. At August 31, 2002, Advantage and Advantage Global Health Sciences Funds had outstanding lines of credit at an estimtated interest rate of 2.57%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities.

The Global Growth Fund has available a Redemption Line of Credit Facility ("RLOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The RLOC permits borrowings to a maximum of 10% of the net assets at value of the Global Growth Fund. The Global Growth Fund agrees to pay annual fees and interest on the unpaid principal balance at prevailing market rates as defined in the LOC agreement. During the year ended August 31, 2002, there were no such borrowings for Global Growth Fund.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC fee may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended August 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                                                         CLASS A                 CLASS B                 CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Advantage Fund                                                        $       10,003          $      236,098          $       14,163
Advantage Global Health Sciences Fund                                             37                  11,027                   1,211
Global Growth Fund                                                                 0                   4,736                     910

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year ended August 31, 2002, the year/period ended August 31, 2001 and for Advantage Global Health Sciences Fund the year ended October 31, 2000, were as follows:

                                                                                             ADVANTAGE GLOBAL HEALTH SCIENCES FUND
                                                                                           YEAR              PERIOD             YEAR
                                                      ADVANTAGE FUND                      ENDED               ENDED            ENDED
                                                   YEAR ENDED AUGUST 31               AUGUST 31           AUGUST 31       OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                 2002                2001                  2002                2001             2000
                                                                                                            (Note 1)
Shares Sold
   Class A                                     96,825           7,902,733               154,981              93,551               --
   Class B                                     59,324           1,824,315                72,936              22,954               --
   Class C                                    103,048           1,915,938                83,681              21,587               --
Shares Issued from
   Reinvestment of Distributions
       Class A                                      0             301,766                     0           3,573,357          947,871
       Class B                                      0              44,021                     0                  --               --
       Class C                                      0              55,402                     0                  --               --
====================================================================================================================================
                                              259,197          12,044,175               311,598           3,711,449          947,871
Shares Repurchased
   Class A                                 (3,207,346)         (7,822,000)           (9,799,857)         (9,500,778)              --
   Class B                                 (1,056,351)           (405,118)              (20,982)                  0               --
   Class C                                 (1,224,817)           (764,736)              (61,927)                (35)              --
====================================================================================================================================
NET INCREASE                               (5,488,514)         (8,991,854)           (9,882,766)         (9,500,813)              --
   (DECREASE) IN
   FUND SHARES                             (5,229,317)          3,052,321            (9,571,168)         (5,789,364)         947,871
====================================================================================================================================

NOTE 9 -- SHARE INFORMATION (CONTINUED)

                                    GLOBAL GROWTH FUND
                                  YEAR             PERIOD
                                 ENDED              ENDED
                             AUGUST 31          AUGUST 31
----------------------------------------------------------
                                  2002               2001
                                                  (Note 1)

Initial Subscription - Class A      --              10,000
Shares Sold
   Class A                     375,394             274,753
   Class B                      33,235              15,882
   Class C                      38,040             105,033
==========================================================
                               446,669             405,668
Shares Repurchased
   Class A                    (386,266)           (52,894)
   Class B                     (27,144)            (2,032)
   Class C                     (60,151)           (32,942)
==========================================================
                              (473,561)           (87,868)
NET DECREASE
   IN FUND SHARES              (26,892)          (317,800)
==========================================================

    --------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Counselor Series Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Advantage Fund, Advantage Global Health Sciences Fund, and the Global Growth Fund (three of the portfolios of INVESCO Counselor Series Funds, Inc., and hereafter referred to as the "Funds") at August 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated, the cash flows for Advantage Global Health Sciences Fund for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
October 4, 2002

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                       YEAR ENDED AUGUST 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      2002              2001              2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                       $        7.70     $       10.24     $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                                      (0.09)            (0.04)             0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                   (2.48)            (2.02)             0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                     (2.57)            (2.06)             0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                      0.00              0.48              0.00
====================================================================================================================================
Net Asset Value -- End of Period                                             $        5.13     $        7.70     $       10.24
====================================================================================================================================

TOTAL RETURN(d)                                                                    (33.38%)          (21.20%)            2.40%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                   $       6,753     $      34,086     $      41,413
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                                 2.50%             2.51%             1.82%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                                 2.34%             2.41%             1.82%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                        (1.35%)            (0.26%)            3.28%(g)
Portfolio Turnover Rate                                                               961%(h)         1,713%(h)             5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) The per share information was computed based on average shares for the years ended August 31, 2002 and 2001.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d) The applicable sales charges are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                       YEAR ENDED AUGUST 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      2002              2001              2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                       $        7.64     $       10.24     $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                                      (0.12)            (0.03)             0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                   (2.44)            (2.09)             0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                     (2.56)            (2.12)             0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                      0.00              0.48              0.00
====================================================================================================================================
Net Asset Value -- End of Period                                             $        5.08     $        7.64     $       10.24
====================================================================================================================================

TOTAL RETURN(d)                                                                    (33.51%)          (21.83%)            2.40%(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                   $       7,762     $      19,292     $      10,878
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(f)                                 2.88%             3.45%             2.56%(g)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(f)                                 2.73%             3.31%             2.56%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                         (1.75%)           (1.23%)            2.53%(g)
Portfolio Turnover Rate                                                               961%(h)         1,713%(h)             5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) The per share information was computed based on average shares for the year ended August 31, 2002.

(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(d)  The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(g)  Annualized

(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                                        PERIOD
                                                                                                                         ENDED
                                                                                       YEAR ENDED AUGUST 31          AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      2002              2001              2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                       $        7.63     $      10.24      $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                                      (0.09)            (0.05)             0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                   (2.48)            (2.08)             0.24
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                     (2.57)            (2.13)             0.24
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                      0.00              0.48              0.00
====================================================================================================================================
Net Asset Value-- End of Period                                              $        5.06     $        7.63     $       10.24
====================================================================================================================================

TOTAL RETURN(c)                                                                    (33.68%)          (21.94%)            2.40%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                   $       4,622     $      15,523     $       8,482
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                                 3.02%             3.61%             2.57%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                                 2.86%             3.47%             2.57%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                         (1.90%)           (1.39%)            2.53%(f)
Portfolio Turnover Rate                                                               961%(g)         1,713%(g)             5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR       PERIOD
                                                         ENDED        ENDED
                                                     AUGUST 31    AUGUST 31                     YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------
                                                          2002         2001(a)         2000          1999         1998       1997
PER SHARE DATA
Net Asset Value -- Beginning of Period               $   14.57    $   24.25       $   17.96   $   21.08    $   21.25    $   22.23
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                   (0.00)       (0.12)          (0.13)      (0.02)(d)    (0.00)       (0.07)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                        (2.77)       (6.19)           8.83        0.99(d)      3.76         3.56
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                         (2.77)       (6.31)           8.70        0.97         3.76         3.49
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                          0.00         3.44            2.41        4.09         3.93         4.47
====================================================================================================================================
REDEMPTION FEES                                           0.04         0.07             --          --            --           --
====================================================================================================================================
Net Asset Value -- End of Period                     $   11.84    $   14.57       $   24.25   $   17.96    $   21.08    $   21.25
====================================================================================================================================

TOTAL RETURN -- NAV                                    (18.74%)(e)  (28.88%)(e)(f)   52.72%       4.90%       20.74%       18.60%
TOTAL RETURN-- SHARE PRICE                                  --           --          40.75%(g)    4.74%(g)    40.29%(g)    32.98%(g)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $ 275,037    $ 478,876       $ 938,494   $ 678,030    $ 586,263    $ 526,215
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(h)     2.35%        1.60%(i)        1.16%       1.20%        1.21%        1.22%
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(h)     2.33%        1.55%(i)           --          --           --           --
Ratio of Net Investment Loss to Average Net Assets      (1.52%)      (0.79%)(i)      (0.62%)     (0.13%)      (0.17%)      (0.15%)
Portfolio Turnover Rate                                   127%         183%(f)         196%        129%          87%         145%

(a)  From November 1, 2000 to August 31, 2001

(b) The per share information was computed using average shares for the period ended August 31, 2001 and the years ended October 31, 2000 and 1999.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended August 31, 2002 and the year ended October 31, 1998.

(d) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.

(e) The applicable sales charges are not included in the Total Return calculation.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, were assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan (prior to Fund's reorganization on May 16, 2001). Total investment return does not reflect sales charges or brokerage commissions.

(h) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(i) Annualized

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002                2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $       14.68       $       14.35
===================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                    (0.11)              (0.05)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                                     (2.80)               0.38
===================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (2.91)               0.33
===================================================================================================================================
Net Asset Value -- End of Period                                                               $       11.77       $       14.68
===================================================================================================================================

TOTAL RETURN(c)                                                                                      (19.82%)              2.30%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                     $         882       $        337
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                                                   3.44%               4.14%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                                                   3.43%               3.74%(f)
Ratio of Net Investment Loss to Average Net Assets                                                    (2.54%)             (2.68%)(f)
Portfolio Turnover Rate                                                                                 127%               183%(g)

(a)  From May 16, 2001, since inception of Class, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 2000 to August 31, 2001.

FINANCIAL HIGHLIGHTS

ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002                2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $       14.45       $       14.35
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                    (0.13)              (0.04)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                                     (2.75)               0.14
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (2.88)               0.10
====================================================================================================================================
Net Asset Value -- End of Period                                                               $       11.57       $       14.45
====================================================================================================================================

TOTAL RETURN(c)                                                                                      (20.00%)              0.70%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)                                                      $         501       $         312
Ratio of Expenses to Average Net Assets
   (including dividends on securities sold short)(e)                                                   3.54%               4.51%(f)
Ratio of Expenses to Average Net Assets
   (excluding dividends on securities sold short)(e)                                                   3.52%               3.93%(f)
Ratio of Net Investment Loss to Average Net Assets                                                    (2.63%)             (2.86%)(f)
Portfolio Turnover Rate                                                                                 127%                183%(g)

(a)  From May 16, 2001, since inception of Class, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November 1, 2000 to August 31, 2001.

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND -- CLASS A
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002               2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $        5.13       $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                    (0.15)              (0.01)
Net Losses on Securities (Both Realized and Unrealized)                                                (1.02)              (4.86)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (1.17)              (4.87)
====================================================================================================================================
Net Asset Value -- End of Period                                                               $        3.96       $        5.13
====================================================================================================================================

TOTAL RETURN(c)                                                                                      (22.81%)            (48.70%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                     $         875       $       1,190
Ratio of Expenses to Average Net Assets(e)(f)                                                          3.82%               4.43%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                                 (3.07%)             (3.09%)(g)
Portfolio Turnover Rate                                                                                 172%                257%(d)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.

(b) The per share information was computed using average shares for the year ended August 31, 2002.

(c) The applicable sales charges are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees). ( f) Various expenses of the Class were voluntarily abosrbed by IFG for the year ended August 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 5.38% and ratio of net investment loss to average net assets would have been (4.63%).

(g)  Annualized

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002                2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $        5.10       $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                                                    (0.10)              (0.02)
Net Losses on Securities (Both Realized and Unrealized)                                                (1.10)              (4.88)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (1.20)              (4.90)
====================================================================================================================================
Net Asset Value -- End of Period                                                               $        3.90       $        5.10
====================================================================================================================================

TOTAL RETURN(b)                                                                                      (23.53%)            (49.00%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                     $          78       $          71
Ratio of Expenses to Average Net Assets(d)(e)                                                          4.72%               5.35%(f)
Ratio of Net Investment Loss to Average Net Assets(e)                                                 (3.89%)             (4.20%)(f)
Portfolio Turnover Rate                                                                                 172%                257%(c)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.

(b)  The applicable CDSC fees are not included in the Total Return calculation.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily abosrbed by IFG for the year ended August 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 6.40% and ratio of net investment loss to average net assets would have been (5.57%).

(f)  Annualized

FINANCIAL HIGHLIGHTS

GLOBAL GROWTH FUND -- CLASS C
------------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                                                        YEAR              PERIOD
                                                                                                       ENDED               ENDED
                                                                                                   AUGUST 31           AUGUST 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        2002                2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period                                                         $        5.08       $       10.00
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                                                    (0.04)              (0.11)
Net Losses on Securities (Both Realized and Unrealized)                                                (1.15)              (4.81)
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                                       (1.19)              (4.92)
====================================================================================================================================
Net Asset Value -- End of Period                                                               $        3.89       $        5.08
====================================================================================================================================

TOTAL RETURN(c)                                                                                      (23.43%)            (49.20%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)                                                     $         194       $         366
Ratio of Expenses to Average Net Assets(e)(f)                                                          4.73%               6.11%(g)
Ratio of Net Investment Loss to Average Net Assets(f)                                                 (4.00%)             (5.44%)(g)
Portfolio Turnover Rate                                                                                 172%                257%(d)

(a) From November 29, 2000, commencement of investment operations, to August 31, 2001.

(b) The per share information was computed using average shares for the period ended August 31, 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended August 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 6.28% and ratio of net investment loss to average net assets would have been (5.55%).

(g)  Annualized

FINANCIAL HIGHLIGHTS
UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                             POSITION(S) HELD WITH                                                         FUND
                                  COMPANY, TERM OF                                                      COMPLEX                OTHER
                                 OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE              OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering                   Vice Chairman of             Formerly, Chairman of the Executive           47
1551 Larimer Street, #1701               the Board          Committee and Chairman of the Board of
Denver, Colorado                                         Security Life of Denver Insurance Company
                                                     and Director of ING American Holdings Company
Age: 74                                                    and First ING Life Insurance Company of
                                                           New York.  Formerly, Trustee of INVESCO
                                                                      Global Health Sciences Fund.


Victor L. Andrews, Ph.D.                  Director           Professor Emeritus, Chairman Emeritus           47      Director of The
34 Seawatch Drive                                           and Chairman and CFO of the Roundtable                  Sheffield Funds,
Savannah, Georgia                                          of the Department of Finance of Georgia                              Inc.
                                                           State University; and President Andrews
Age: 72                                              Financial Associates, Inc. (consulting firm).
                                                          Formerly, member of the faculties of the
                                                                  Harvard Business School; and the
                                                                Sloan School of Management of MIT.

Bob R. Baker                              Director         Consultant (2000 to Present). Formerly,           47
37 Castle Pines Dr. N.                                       President and Chief Executive Officer
Castle Rock, Colorado                                        (1988 to 2000) of AMC Cancer Research
                                                     Center, Denver, Colorado; (until Mid-December
Age: 66                                                 1988), Vice Chairman of the Board of First
                                                        Columbia Financial Corporation, Englewood,
                                                     Colorado; and formerly, Chairman of the Board
                                                              and Chief Executive Officer of First
                                                                   Columbia Financial Corporation.

Lawrence H. Budner                        Director                     Trust Consultant. Formerly,           47
7608 Glen Albens Circle                                           Senior Vice President and Senior
Dallas, Texas                                                    Trust Officer of InterFirst Bank,
                                                                                    Dallas, Texas.
Age: 72

OTHER INFORMATION

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                             POSITION(S) HELD WITH                                                         FUND
                                  COMPANY, TERM OF                                                      COMPLEX                OTHER
                                 OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE              OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch                            Director         Principal and Founder of Green, Manning           47
3600 Republic Plaza                   (since 2000)         & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                                  Present); Director and Secretary of Green,
Denver, Colorado                                            Manning & Bunch Securities, Inc. since
                                                   September 1993; and Director and Vice President
Age: 59                                             of Western Golf Association and Evans Scholars
                                                         Foundation. Formerly, General Counsel and
                                                          Director of Boettcher & Company, Denver,
                                                     Colorado; and formerly, Chairman and Managing
                                                         Partner of Davis Graham & Stubbs, Denver,
                                                                                         Colorado.

Gerald J. Lewis                           Director        Chairman of Lawsuit Resolution Services,           47  Director of General
701 "B" Street                        (since 2000)        San Diego, California (1987 to Present).                   Chemical Group,
Suite 2100                                                      Formerly, Associate Justice of the                Inc., Hampdon, New
San Diego, California                                             California Court of Appeals; and                Hampshire (1996 to
                                                                     of Counsel, Latham & Watkins,                Present). Director
Age: 69                                                      San Diego, California (1987 to 1997).                   of Wheelabrator
                                                                                                                 Technologies, Inc.,
                                                                                                                  Fisher Scientific,
                                                                                                                        Inc., Henley
                                                                                                                Manufacturing, Inc.,
                                                                                                                      and California
                                                                                                                 Coastal Properties,
                                                                                                                                Inc.

John W. McIntyre                          Director   Retired. Trustee of Gables Residential Trust.           47
Piedmont Center Suite 100                                    Trustee and Chairman of the J.M. Tull
Atlanta, Georgia                                         Charitable Foundation; Director of Kaiser
                                                          Foundation Health Plans of Georgia, Inc.
Age: 72                                                    Formerly, Vice Chairman of the Board of
                                                            Directors of The Citizens and Southern
                                                         Corporation and Chairman of the Board and
                                                       Chief Executive Officer of The Citizens and
                                                     Southern Georgia Corporation and The Citizens
                                                     and Southern National Bank. Formerly, Trustee
                                                        of INVESCO Global Health Sciences Fund and
                                                           Trustee of Employee's Retirement System
                                                                     of Georgia, Emory University.

Larry Soll, Ph. D.                        Director        Retired. Formerly, Chairman of the Board           47          Director of
2358 Sunshine Canyon Dr.              (since 1997)         (1987 to 1994), Chief Executive Officer                    Synergen since
Boulder, Colorado                                              (1982 to 1989 and 1993 to 1994) and                  incorporation in
                                                        President (1982 to 1989) of Synergen Inc.;                 1982; Director of
Age: 60                                             and formerly, Trustee of INVESCO Global Health                              Isis
                                                                                    Sciences Fund.                  Pharmaceuticals,
                                                                                                                                Inc.

OTHER INFORMATION

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                             POSITION(S) HELD WITH                                                         FUND
                                  COMPANY, TERM OF                                                      COMPLEX                OTHER
                                 OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE              OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

These  directors are "interested  persons" of IFG as defined in the Act, and they are interested  persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.
Mark H. Williamson          President (1998-2001);       Chief Executive Officer, Managed Products           47      Chairman of the
4350 South Monaco Street           Chief Executive       Division, AMVESCAP PLC (2001 to Present);                  Board of INVESCO
Denver, Colorado           Officer (1998-Present);           Chief Executive Officer INVESCO Funds                 Funds Group, Inc.
                                   and Chairman of     Group, Inc.; and Chief Executive Officer of                       and INVESCO
Age: 51                     the Board (since 1999)            INVESCO Distributors, Inc. Formerly,                Distributors, Inc.
                                                           President of INVESCO Funds Group, Inc.,
                                                      formerly, President of INVESCO Distributors,
                                                       Inc., formerly, Chief Operating Officer and
                                                    Chairman of the Board of INVESCO Global Health
                                                       Sciences Fund; formerly, Chairman and Chief
                                                        Executive Officer of NationsBanc Advisors,
                                                       Inc., and formerly, Chairman of NationsBanc
                                                                                 Investments, Inc.

Raymond R. Cunningham               Vice President           President and Chief Operating Officer          47   Director of INVESCO
4350 South Monaco Street              and Director         of INVESCO Funds Group, Inc.; President                 Funds Group, Inc.
Denver, Colorado                      (since 2001)         of INVESCO Distributors, Inc. Formerly,                       and INVESCO
                                                            Senior Vice President of INVESCO Funds                Distributors, Inc.
Age: 51                                                     Group, Inc., and formerly, Senior Vice
                                                            President of GT Global - North America
                                                                                   (1992 to 1998).

Glen A. Payne                            Secretary          Senior Vice President, General Counsel
4350 South Monaco Street                                     and Secretary of INVESCO Funds Group,
Denver, Colorado                                        Inc.; Senior Vice President, Secretary and
                                                          General Counsel of INVESCO Distributors,
Age: 55                                                 Inc. Formerly, Secretary of INVESCO Global
                                                          Health Sciences Fund; General Counsel of
                                                         INVESCO Trust Company (1989 to 1998); and
                                                             employee of a U.S. regulatory agency,
                                                                  Washington, D.C. (1973 to 1989).

OTHER INFORMATION

                                                                                                      NUMBER OF
                                                                                                       FUNDS IN
                             POSITION(S) HELD WITH                                                         FUND
                                  COMPANY, TERM OF                                                      COMPLEX                OTHER
                                 OFFICE AND LENGTH                         PRINCIPAL OCCUPATION(S)  OVERSEEN BY        DIRECTORSHIPS
NAME, ADDRESS AND AGE              OF TIME SERVED*                         DURING PAST FIVE YEARS*     DIRECTOR     HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Ronald L. Grooms                  Chief Accounting            Senior Vice President, and Treasurer               Director of INVESCO
4350 South Monaco Street            Officer, Chief           INVESCO Funds Group, Inc.; and Senior                 Funds Group, Inc.
Denver, Colorado                 Financial Officer         Vice President and Treasurer of INVESCO                       and INVESCO
                                     and Treasurer      Distributors, Inc. Formerly, Treasurer and                Distributors, Inc.
Age: 56                                                 Principal Financial and Accounting Officer
                                                           of INVESCO Global Health Sciences Fund;
                                                        and Senior Vice President and Treasurer of
                                                             INVESCO Trust Company (1988 to 1998).

William J. Galvin, Jr.         Assistant Secretary   Senior Vice President and Assistant Secretary               Director of INVESCO
4350 South Monaco Street                                INVESCO Funds Group, Inc.; and Senior Vice                 Funds Group, Inc.
Denver, Colorado                                         President and Assistant Secretary INVESCO                       and INVESCO
                                                     Distributors, Inc. Formerly, Trust Officer of                Distributors, Inc.
Age: 46                                                      INVESCO Trust Company (1995 to 1998).

Pamela J. Piro                 Assistant Treasurer       Vice President and Assistant Treasurer of
4350 South Monaco Street                                  INVESCO Funds Group, Inc.; and Assistant
Denver, Colorado                                           Treasurer of INVESCO Distributors, Inc.
                                                                Formerly, Assistant Vice President
Age: 42                                                                            (1996 to 1997).

Tane T. Tyler                  Assistant Secretary            Vice President and Assistant General
4350 South Monaco Street              (since 2002)            Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

On July 28, 2002, a special meeting of the shareholders of the INVESCO Global Growth Fund was held at which the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of the INVESCO Global Growth Fund from a separate series of Counselor Series Funds, Inc. to a newly-created separate series of International Funds, Inc. (Proposal 1) was ratified. The following is a report of the votes cast:

                                                                                                     WITHHELD/
NOMINEE/PROPOSAL                                               FOR               AGAINST               ABSTAIN                 TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Proposal 1                                                 232,484                     0                     0               232,484

INVESCO'S FAMILY OF FUNDS

No single mutual fund constitutes an entire savings plan. Consult your financial advisor about allocating your portfolio across several funds with different objectives and styles. This strategy may help reduce your risk, while potentially enhancing your returns.

STOCK
Core Equity
Dynamics
Growth
Growth & Income
Mid-Cap Growth
Small Company Growth
S&P 500 Index Fund
Value Equity

BOND
High Yield
Select Income
Tax-Free Bond#
U.S. Government Securities*

COMBINATION
STOCK & BOND
Balanced
Total Return

SECTOR
Energy
Financial Services
Gold & Precious Metals
Health Sciences
Leisure
Real Estate Opportunity
Technology
Telecommunications
Utilities
Multi-Sector

ADVANTAGE
Advantage
Advantage Global Health Sciences

GLOBAL & INTERNATIONAL
European
International Blue Chip Value

MONEY MARKET+
Cash Reserves
Tax-Free Money Fund#
U.S. Government Money Fund*
Treasurer's Money Market Reserve Fund
Treasurer's Tax-Exempt Reserve Fund#

FOR MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES, GENERAL AND FUND-SPECIFIC INVESTMENT RISKS, AND EXPENSES, CALL 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

* AN INVESTMENT IN THE FUND IS NEITHER BACKED NOR GUARANTEED BY THE U.S. GOVERNMENT.

# AN INVESTMENT IN THE FUND MAY BE SUBJECT TO STATE OR LOCAL TAXES AND THE FEDERAL ALTERNATIVE MINIMUM TAX.

+ AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS.

[INVESCO ICON] INVESCO(R)

INVESCO DISTRIBUTORS, INC.,(SM)
DISTRIBUTOR

[INVESCO ICON] INVESCO (R)

1-800-525-8085

Personal Account Line: 1-800-424-8085

Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.

ACOU 900383  10/02